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                                                                           FINAL


                                    AGREEMENT

         This Agreement (this "AGREEMENT") is entered into as of this 1st day of September, 1999, by and among WebMD, Inc., a Georgia corporation ("WEBMD"), McKesson HBOC, Inc., a Delaware corporation ("MCKESSON"), HBO & Company, a Delaware corporation ("HBOC") and a wholly owned subsidiary of McKesson and successor by merger to HBO & Company of Georgia (McKesson and HBOC being referred to collectively herein as "MCKHBOC"), and, for purposes of Section 2,
Section 3.2, Section 3.4, Section 3.6 and Section 4.1 of this Agreement only, Healtheon Corporation, a Delaware corporation ("HEALTHEON"), and Healtheon/WebMD Corporation, a Delaware corporation ("HEALTHEON/WEBMD").

                                    RECITALS

         A. As of December 30, 1997, Endeavor Technologies, Inc., a Georgia corporation and predecessor to WebMD, and National Health Enhancement Systems, Inc., formerly wholly owned subsidiary of McKesson which has since been merged into HBOC ("NHES"), entered into a License Agreement (the "ENDEAVOR/NHES LICENSE AGREEMENT"). On October 23, 1998, WebMD and HBOC entered into a Strategic Distribution Alliance Agreement (the "STRATEGIC DISTRIBUTION ALLIANCE AGREEMENT"). On November 3, 1998, the Strategic Distribution Alliance Agreement was amended by an addendum (the "ADDENDUM"). The Strategic Distribution Alliance Agreement was further amended by a letter effective December 31, 1998 (the "DECEMBER LETTER AGREEMENT"). On January 20, 1999, McKesson and WebMD entered into a certain letter agreement (the "JANUARY LETTER AGREEMENT"). The Endeavor/NHES License Agreement, the Strategic Distribution Alliance Agreement, the Addendum, the December Letter Agreement and the January Letter Agreement are referred to herein as the "STRATEGIC AGREEMENTS."

         B. As of March 31, 1999, Access Health, Inc., which has since been merged into HBOC ("ACCESS"), and WebMD entered into the following agreements relating to certain clinical reference products as set forth on Attachment II and Exhibit A, respectively of the agreements described in clauses (1) and (2) herein (the "CLINICAL REFERENCE PRODUCTS") and related domain names and trademarks: (1) a License Agreement whereby the Clinical Reference Products were licensed by Access to WebMD; (2) an Option Agreement whereby Access granted WebMD an option to purchase certain related domain names and trademark rights;
(3) an Option Agreement whereby Access granted WebMD an option to purchase the Clinical Reference Products; and (4) an agreement creating a grant-back license from WebMD to Access contingent upon WebMD's exercise of the option to purchase the Clinical Reference Products. The foregoing agreements, as they may have been supplemented or amended, are referred to herein as the "PRODUCT AGREEMENTS."

         C. Pursuant to an Investment Agreement dated August 24, 1998, amended by an amendment dated October 23, 1998 and an amendment dated January 28, 1999 (together, the "SERIES A INVESTMENT AGREEMENT"), HBOC purchased 667,000 shares of Series A Preferred Stock of WebMD, received a warrant (the "SERIES A WARRANT") for 300,000 shares of Series A Preferred Stock of WebMD and received a performance warrant (the "PERFORMANCE WARRANT") for up to 200,000 shares of Series A Preferred Stock of WebMD. In addition, pursuant to the Series A Investment Agreement, HBOC was granted the right to receive up to an additional 200,000 shares of Series A Preferred Stock of WebMD in the event that WebMD did not complete an Initial Public Offering (as defined in the

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Series A Investment Agreement) prior to certain specified dates. As of the date hereof, HBOC has received 150,000 of these shares and will be entitled to receive an additional 50,000 shares if WebMD has not completed an Initial Public Offering prior to November 22, 1999 (the "ADDITIONAL DELAY SHARES").

         D. On January 28, 1999, HBOC purchased 650,000 shares of Series B Preferred Stock of WebMD pursuant to an Investment Agreement of that date (the "SERIES B INVESTMENT AGREEMENT"). The Series A Investment Agreement, Series B Investment Agreement, the Series A Warrant and the Performance Warrant are referred to herein as the "WEBMD INVESTMENT DOCUMENTS."

         E. On April 9, 1999, WebMD declared a stock dividend of .03846 shares of its Series F preferred stock ("SERIES F PREFERRED STOCK") with respect to each outstanding share of capital stock of WebMD and made a proportionate adjustment to the Series A Warrant in lieu of providing HBOC with advance notice of such dividend (as required by the Series A Warrant). No adjustment was made to the Performance Warrant as no adjustment was provided for in the terms of the Performance Warrant. On April 30, 1999, HBOC exercised the Series A Warrant and received 300,000 shares of Series A Preferred Stock and 11,538 shares of Series F Preferred Stock.

         F. In a series of transactions commencing May 12, 1999, WebMD sold to Microsoft Corporation and other strategic purchasers an aggregate of 461,510 shares of its Series E Preferred Stock at a per share price of $541.70, 184,604 shares of its Series D Common Stock for a per share price of $54.17 and a warrant (to Microsoft) to purchase 7,614,916 shares of Series D Common Stock. WebMD's Series E Preferred Stock is convertible on a one-for-ten basis into WebMD's Common Stock. As a result of these sales and pursuant to the rights of HBOC contained in the WebMD Investment Documents, HBOC has the right (the "HBOC PURCHASE RIGHTS") to purchase 38,773 shares of Series E Preferred Stock of WebMD, 16,745 shares of Series D Common Stock of WebMD and a warrant exercisable for 636,980 shares of Series D Common Stock, which right shall become exercisable for a ten day period upon notice by WebMD to HBOC, which notice WebMD has not yet given.

         G. On March 1, 1999, WebMD issued 200,000 shares of its Series D Preferred Stock to Cable News Network LP, LLP ("CNN") in exchange for promotional considerations described in the Agreement for Branding and On-Air Promotion dated as of January 28, 1999 between CNN and WebMD. On March 30, 1999, WebMD issued to E.I. du Pont de Nemours and Company ("DUPONT") a warrant to purchase 4,000,000 shares of WebMD's Series D Common Stock in exchange for a Collaboration Agreement between WebMD and DuPont dated March 30, 1999. HBOC has contended that it has a right to purchase a proportional amount of the Series D Preferred Stock issued to CNN and the warrant to purchase Series D Common Stock issued to DuPont (the "DISPUTED HBOC PURCHASE RIGHTS"). WebMD believes that HBOC has no such rights.

         H. The Performance Warrant provides that the right to purchase 66,666 shares of Series A Preferred Stock of WebMD potentially issuable pursuant thereto shall vest and become exercisable on March 31, 1999 if the joint marketing efforts of HBOC and WebMD generated for WebMD gross revenues of $1,000,000 for the twelve months ended March 31, 1999. By letter from its counsel dated April 30, 1999, HBOC has contended that the Performance Warrant became vested and exercisable with respect to such shares because it believes that such criteria were met. WebMD does not believe that such criteria were met.


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         I. On May 20, 1999, WebMD entered into an Agreement and Plan of
Reorganization (as the same may be amended from time to time, the "HEALTHEON-WEBMD REORGANIZATION AGREEMENT") with Healtheon which provides for the combination of the businesses of WebMD and Healtheon. The Healtheon-WebMD Reorganization Agreement provides for such transaction to be effected through one of two structures: a subsidiary of Healtheon/WebMD may be merged with and into Healtheon and another subsidiary of Healtheon/WebMD merged into WebMD ("REORGANIZATION STRUCTURE ONE") or a subsidiary of Healtheon may be merged with and into WebMD ("REORGANIZATION STRUCTURE TWO"). On June 17, 1999, Healtheon/WebMD filed a Registration Statement on Form S-4 (File No. 333-80863) (as the same may be amended from time to time, the "HEALTHEON/WEBMD REGISTRATION STATEMENT") with the Securities and Exchange Commission (the "COMMISSION") describing Reorganization Structure One as well as the acquisition by Healtheon/WebMD of the business of MEDE AMERICA Corporation, a Delaware corporation; it is anticipated that if the transaction is to be effected through Reorganization Structure Two, the Healtheon/WebMD Registration Statement will be amended to reflect that, among other things, Healtheon will be the issuer of the securities registered pursuant thereto. The transactions described in the Healtheon-WebMD Reorganization Agreement and in the Healtheon/WebMD Registration Statement, as the same may be amended from time to time, are referred to herein as the "REORGANIZATION."

         J. In anticipation of the consummation of the Reorganization, the parties to this Agreement desire to modify the Strategic Agreements, the Product Agreements and the WebMD Investment Documents and to provide for McKesson's and HBOC's concurrence with and support of the transactions contemplated by the Reorganization.

         NOW, THEREFORE, it is agreed as follows:

         1. TERMINATION OF CERTAIN AGREEMENTS; NEW ARRANGEMENTS.

            1.1 TERMINATION OF STRATEGIC AGREEMENTS; NEW STRATEGIC ARRANGEMENTS. The parties to this Agreement include all of the parties to each of the Strategic Agreements. As of the date of this Agreement, each of the Strategic Agreements shall be, without the need for any further action on the part of any party, terminated and shall be of no further force and effect. No party to any Strategic Agreement shall have any further rights or obligations with respect to such Strategic Agreement or be required from and after the termination thereof pursuant to this Section 1.1, to take, or refrain from taking, any action whatsoever pursuant to such Strategic Agreement. In lieu of the Strategic Agreements, WebMD and McKHBOC hereby agree to the provisions set forth on
EXHIBIT 1.1 which shall become effective as of the date hereof.

            Except as set forth in EXHIBIT 1.1, as of the date of this Agreement, each party hereby fully releases the other party from any and all obligations, and agrees not to seek any costs, damages or other compensation from the other party under any legal theory including, without limitation, breach of contract, breach of warranty, restitution or quantum meruit, arising from the Strategic Agreements or termination thereof.

            1.2 TERMINATION OF PRODUCT AGREEMENTS; NEW PRODUCT ARRANGEMENTS. The parties to this Agreement include all of the parties to each of the Product Agreements. As of the date of this Agreement, each of the Product Agreements shall be, without the need for any further action on the part of any party, terminated and shall be of no further force and effect. No party to any Product Agreement shall have any further rights or obligations with respect to such Product Agreement or be required from and after the termination thereof pursuant to this Section

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1.2, to take, or refrain from taking, any action whatsoever pursuant to such
Product Agreement. In lieu of the Product Agreements, WebMD and McKHBOC hereby agree to the provisions set forth on EXHIBIT 1.2, which shall become effective as of the date this Agreement is entered into.

            In accordance with the foregoing, immediately upon execution of this Agreement, all right, title and interest that was granted to WebMD under the Product Agreements shall revert to McKHBOC without the need for any further action on the part of any party. WebMD hereby represents and warrants that it has made no grants or transfers to any third party of or under any right, title or interest pursuant to the Product Agreements and hereby quitclaims all such right, title and interest to McKHBOC.

            Except as set forth in EXHIBIT 1.2, each party hereby fully releases the other party from any and all obligations, and agrees not to seek any costs, damages or other compensation from the other party under any legal theory including, without limitation, breach of contract, breach of warranty, restitution or quantum meruit, arising from the Product Agreements or termination thereof.

         2. ISSUANCE AND DELIVERY OF WARRANTS.

         2.1. ISSUANCE OF WARRANTS. In exchange for the relinquishment of the HBOC Purchase Rights and the Disputed HBOC Purchase Rights and in consideration for the additional covenants and agreements of McKHBOC contained herein, WebMD agrees to issue to HBOC upon execution of this Agreement: (i) a warrant to purchase 1,837,417 shares of the Common Stock Series F, no par value per share, of WebMD (the "SERIES F COMMON STOCK") (which (A) shall be exercisable at a per share price of $91.34, or (B) if exercised after the closing of the Reorganization (the "HEALTHEON-WEBMD CLOSING"), and subject to adjustment as described below, shall be exercisable for: (x) 3,300,000 shares of common stock, par value $0.0001 per share, of Healtheon/WebMD (the "HEALTHEON/WEBMD COMMON STOCK"), at a per share price of $50.86 in the event the Reorganization is effected through Reorganization Structure One, or (y) 3,300,000 shares of common stock, par value $0.0001 per share, of Healtheon (the "HEALTHEON COMMON STOCK"), at a per share price of $50.86 in the event the Reorganization is effected through Reorganization Structure Two, (ii) a warrant to purchase 2,783,965 shares of Series F Common Stock (which (A) shall be exercisable at a price per share equal to $54.17, or (B) if exercised after the Healtheon-WebMD Closing, and subject to adjustment as described below, shall be exercisable for: (x) 5,000,000 shares of Healtheon/WebMD Common Stock at a price per share equal to $30.16 in the event the Reorganization is effected through Reorganization Structure One, or (y) 5,000,000 shares of Healtheon Common Stock at a price per share equal to $30.16 the event the Reorganization is effected through Reorganization Structure Two) and (iii) a warrant to purchase 66,667 shares of Series F Common Stock (which (A) shall be exercisable at a price per share equal to $20.00, or (B) if exercised after the Healtheon-WebMD Closing, and subject to adjustment as described below, shall be exercisable for: (x) 119,734 shares of Healtheon/WebMD Common Stock at a price per share equal to $11.14 in the event the Reorganization is effected through Reorganization Structure One, or (y) 119,734 shares of Healtheon Common Stock at a price per share equal to $11.14 in the event the Reorganization is effected through Reorganization Structure
Two)(collectively, the "NEW WARRANTS"), each of which shall be in the form of
EXHIBIT 2.1 hereto. The number of shares of Healtheon/WebMD Common Stock or Healtheon Common Stock to be issued upon exercise of the New Warrants in the event the New Warrants are exercised after the Healtheon-WebMD Closing and the exercise price thereof as set forth in this Section 2.1 gives effect, in each case, to the reduction in the exchange ratio resulting from the transactions described in this Agreement as set forth in Section 3.6. To the extent the exchange ratio is changed by agreement among the parties to the Healtheon-WebMD Reorganization Agreement after the date hereof, the number of shares of Healtheon/WebMD Common Stock or

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Healtheon Common Stock for which the New Warrants may be exercised and the exercise price thereof shall be adjusted to reflect the revised exchange ratio, except that any further reduction in the exchange ratio as a result of or arising out of this Agreement shall not result in any modification of the number of shares of Healtheon/WebMD Common Stock or Healtheon Common Stock to be issued upon the exercise of the New Warrants or any adjustment to the exercise price. WebMD shall reserve and keep available for issuance at all times, free from any liens or encumbrances, preemptive rights, rights of first refusal or redemption rights, such number of its authorized but unissued shares of Series F Common Stock (or Common Stock without Series designation if the New Warrants become exercisable for such stock pursuant to Section 2.4 below) as is sufficient to permit exercise in full of each of the New Warrants in accordance with the terms thereof. All shares of Series F Common Stock that are so issuable shall, when issued upon exercise and payment therefor, be fully and validly issued and fully paid and non-assessable. Upon the Healtheon-WebMD Closing, Healtheon/WebMD (in the event the Reorganization is effected through Reorganization Structure One) or Healtheon (in the event the Reorganization is effected through Reorganization Structure Two) shall assume all obligations of WebMD with respect to the New Warrants, and the New Warrants shall be exercisable for shares of Healtheon/WebMD Common Stock or Healtheon Common Stock, as applicable, as provided in this Section 2.1.

         2.2. DELIVERY OF WARRANTS. Subject to Section 3.2 below, WebMD shall deliver the New Warrants to HBOC concurrently with the execution of this Agreement.

         2.3. REGISTRATION RIGHTS AGREEMENT. Upon the issuance of the New Warrants, WebMD shall enter into a Registration Rights Agreement with HBOC substantially in the form of EXHIBIT 2.3 hereto.

         2.4. CREATION OF SERIES F COMMON STOCK. Prior to the execution of this Agreement, the Board of Directors of WebMD approved the Articles of Amendment to the Amended and Restated Articles of Incorporation of WebMD in the form attached hereto as EXHIBIT 2.4 ("Articles of Amendment") and called a meeting of the holders of WebMD's Common Stock without Series designation and Series A Preferred Stock for the purpose of adopting such Articles of Amendment. WebMD shall use its best commercial efforts to hold such meeting and cause such Articles of Amendment to be adopted and when adopted shall file such Articles of Amendment with the Secretary of State of the State of Georgia. HBOC agrees to vote its shares of Series A Preferred Stock in favor of the adoption of such Articles of Amendment and to waive notice of the shareholders meeting if requested to do so by WebMD. In the event such Articles of Amendment are not so filed prior to September 20, 1999, then anything in this Agreement or the New Warrants to the contrary notwithstanding, the New Warrants shall be exercisable for Common Stock of WebMD without Series designation if exercised prior to the Healtheon-WebMD Closing and all references to "Common Stock" in the New Warrant shall mean Common Stock of WebMD without Series designation.

         3.   HEALTHEON/WEBMD REORGANIZATION.

         3.1. VOTING AGREEMENT. HBOC agrees to execute, simultaneously with the execution of this Agreement, a Voting Agreement substantially in the form of
EXHIBIT 3.1 hereof.

         3.2. HART-SCOTT-RODINO. In the event that the acquisition of the New Warrants or the shares issuable upon exercise of the New Warrants by HBOC pursuant to this Agreement would require any filing by McKHBOC under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the "HSR ACT"), then before such New Warrants or shares shall be issued to HBOC, McKesson shall prepare and

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file with the United States Federal Trade Commission and the Antitrust Division
of the United States Department of Justice Notification and Report Forms as an "acquiring person" as required by the HSR Act. Each of WebMD, Healtheon and Healtheon/WebMD shall cooperate with McKesson in making any such filing, and shall make any filing required of any of them in connection therewith, promptly and shall furnish McKesson such information and commercially reasonable assistance as necessary for any such filing.

         3.3. TERMINATION OF CERTAIN AGREEMENTS; SPECIAL COVENANTS. (a) Effective on the date hereof, (i) HBOC agrees to take all such action requested by WebMD so that each of the Restated Stockholders Agreement dated October 18, 1996, as amended (the "WEBMD RESTATED STOCKHOLDERS AGREEMENT"), and the Shareholders Agreement dated August 24, 1998, as amended (the "WEBMD SHAREHOLDERS AGREEMENT"), shall be terminated and of no further force and effect without the need for any further action on the part of any party thereto and
(ii) subject to Section 3.3(b) below, all rights and obligations of the parties pursuant to each of the WebMD Investment Documents (including, without limitation, the Performance Warrant and the HBOC Purchase Rights) shall be terminated and of no further force and effect. WebMD and McKHBOC hereby waive any claim that such party may have with respect to any alleged breach of any of the Strategic Agreements, the Product Agreements, the WebMD Restated Stockholders Agreement, the WebMD Shareholders Agreement and the WebMD Investment Documents arising prior to the date hereof.

         (b) WebMD acknowledges that McKHBOC has agreed to the termination of the WebMD Restated Stockholders Agreement, the WebMD Shareholders Agreement and the WebMD Investment Documents prior to the Healtheon-WebMD Closing based on its understanding that, as of the date hereof, (i) WebMD has not granted any currently outstanding preemptive rights to purchase its capital stock to any person, and (ii) WebMD has not granted to any person registration rights with respect to its capital stock which are more favorable than the registration rights currently held by McKHBOC. If at any time after the date hereof, WebMD grants preemptive rights to acquire any of its capital stock, and if the Healtheon-WebMD Reorganization Agreement is terminated, WebMD shall grant to McKHBOC preemptive rights on terms equivalent to those granted to such other person(s). WebMD further covenants that if the Healtheon-WebMD Reorganization Agreement is terminated, then McKHBOC shall continue to have the information and access rights set forth in Sections 7.1.1, 7.1.2 and 7.1.4(a) and (c) of the Series A Investment Agreement as long as it owns at least 1% of the capital stock of WebMD on a fully diluted basis and McKHBOC agrees that it shall continue to be bound by the confidentiality obligations in Section 7.3 of the Series A Investment Agreement. WebMD further covenants that if the Healtheon-WebMD Reorganization Agreement is terminated, and if at any time after the date hereof WebMD grants any registration rights to any person with respect to its capital stock, then WebMD shall promptly (and in any event within five days after being requested by McKHBOC) provide McKHBOC with copies of all agreements pertaining to the registration of shares of WebMD's capital stock under the Securities Act of 1933, as amended, and applicable state securities laws, and permit McKHBOC to elect in writing within 30 days after WebMD has provided such copies to McKHBOC to have the WebMD capital stock owned by it treated as registrable securities under or otherwise covered by the provisions of any one of such agreements as McKHBOC shall elect in lieu of the Registration Rights Agreement, it being understood that if McKHBOC does not make such election, it shall retain all of its rights pursuant to the Registration Rights Agreement. Upon any such election WebMD shall enter into a new registration rights agreement with McKHBOC and the Registration Rights Agreement shall thereafter be of no further force and effect.

         3.4. VOTING; FURTHER ACTIONS. Pursuant and subject to the terms of the Voting Agreement, HBOC agrees to vote all of its shares of capital stock of WebMD entitled to vote "for" the

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Reorganization and all transactions contemplated thereby upon which such shares may be entitled to vote. McKHBOC agrees to take any further action reasonably requested by WebMD to facilitate the Healtheon-WebMD Closing. Each of WebMD, Healtheon and Healtheon/WebMD shall use its commercial best efforts to obtain and assist HBOC in obtaining promptly all necessary waivers, consents and approvals from any governmental authority or any other person for any exercise by HBOC of its rights under this Agreement, or the New Warrants, and to take such other actions as may reasonably be requested by HBOC to effect the purposes of this Agreement, or the New Warrants. The period of time provided for any closing of the transactions pursuant to such rights may, at the option of HBOC, be extended as necessary in order to obtain any such waivers, consents and approvals.

         3.5. ADDITIONAL DELAY SHARES. WebMD hereby agrees that, notwithstanding any other provision of this Agreement to the contrary, HBOC shall have the right to receive the Additional Delay Shares if WebMD has not completed an Initial Public Offering prior to November 22, 1999.

         3.6. ADJUSTMENT TO EXCHANGE RATIO. The transactions contemplated by this Agreement will result in a change in the ratio at which shares of WebMD common stock will be exchanged for shares of Healtheon/WebMD Common Stock (in the event the Reorganization is effected through Reorganization Structure One) or Healtheon Common Stock (in the event the Reorganization is effected through Reorganization Structure Two) such that, upon consummation of the Reorganization and subject to any other changes in the Exchange Ratio agreed to among the parties to the Healtheon-WebMD Reorganization Agreement after the date hereof, each share of WebMD common stock and each share of WebMD preferred stock (following its conversion to common stock) will be exchanged for (x) 1.796 shares of Healtheon/WebMD Common Stock, in the event the Reorganization is effected through Reorganization Structure One, or (y) 1.796 shares of Healtheon Common Stock, in the event the Reorganization is effected through Reorganization Structure Two. Nothing in this Agreement shall preclude the amendment of the Healtheon-WebMD Reorganization Agreement or require the consent or approval of McKHBOC to any such amendment, including any amendment to the Exchange Ratio, provided, however, that without the written consent of McKHBOC no amendment to the Healtheon-WebMD Reorganization Agreement shall amend, modify or change the shares of capital stock obtainable upon the exercise of the warrants to be delivered hereunder in a manner that is adverse to the holder of such warrants unless such amendment, modification or change is uniformly applicable to all of the holders of such class and series of capital stock.

         4.   REPRESENTATIONS AND WARRANTIES.

         4.1. REPRESENTATIONS AND WARRANTIES OF WEBMD AND HEALTHEON. WebMD hereby represents and warrants to McKHBOC with respect to itself and Healtheon/WebMD, and Healtheon hereby separately represents and warrants to McKHBOC with respect to itself and Healtheon/WebMD as follows:

              4.1.1. Organization and Standing. Each of WebMD, Healtheon and Healtheon/WebMD is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has all necessary power and authority: (i) to conduct its business in the manner in which its business is currently being conducted; (ii) to own and use its assets in the manner in which its assets are currently owned and used; and (iii) to perform its obligations under this Agreement and/or the Healtheon-WebMD Reorganization Agreement. Each of WebMD, Healtheon and Healtheon/WebMD is qualified to do business as a foreign corporation, and is in good standing, under the laws of all jurisdictions where the nature of its business requires such qualification and where the failure to so qualify would result in any change, event, violation, inaccuracy,


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

circumstance or effect that is materially adverse to the business, assets (including intangible assets), financial condition or results of operations of WebMD, Healtheon or Healtheon/WebMD, as applicable, taken as a whole with its respective subsidiaries.

              4.l.2. Authorization; Enforceability. All action on the part of WebMD, Healtheon and Healtheon/WebMD necessary for the authorization, execution, delivery and performance of all their respective obligations under this Agreement or any document contemplated hereby has been taken. This Agreement, when executed and delivered by each of WebMD, Healtheon and Healtheon/WebMD, will constitute the valid and binding obligation of such party, and will be enforceable against it in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or other laws affecting the enforcement of creditors' rights generally, and except that the availability of the remedy of specific performance or other equitable relief is subject to the discretion of the court before which any proceeding therefor may be brought.

              4.1.3. Capitalization. As of the date of this Agreement, (i) the capitalization of WebMD is as set forth on EXHIBIT 4.1(A) hereto. The representations and warranties given by Healtheon to WebMD regarding Healtheon's capitalization set forth in Section 3.2 of the Healtheon-WebMD Reorganization Agreement were true and correct as of the date thereof in all material respects.

              4.1.4 Compliance with Other Instruments. The execution, delivery and performance of and compliance with this Agreement, the Registration Rights Agreement and the New Warrants and the issuance of the shares of Series F Common Stock, Healtheon Common Stock or Healtheon/WebMD Common Stock upon the exercise thereof will not result in any violation or be in conflict with or constitute a default (with or without notice or lapse of time or both) under, or give rise to a right of termination, cancellation or acceleration or the loss of any material benefit under: (i) any of the terms or provisions of the Certificate of Incorporation or Bylaws of WebMD, Healtheon or Healtheon/WebMD (or any comparable organizational documents of such companies' subsidiaries), or (ii) any mortgage, indenture, license, lease, contract, agreement or instrument to which any of WebMD, Healtheon, Healtheon/WebMD, or any of their respective subsidiaries is a party, or (iii) any judgment, order, decree, statue, law, ordinance, rule or regulation applicable to WebMD, Healtheon, Healtheon/WebMD, or any of their respective subsidiaries, properties or assets, or (iv) result in the creation of any mortgage, pledge, lien, encumbrance or charge upon any of the properties or assets of WebMD, Healtheon, Healtheon/WebMD, or any of their respective subsidiaries pursuant to any such term or provision.

              4.1.5. Offering. Subject to the accuracy of the representations of McKHBOC set forth in Section 4.2 below, the issuance of the New Warrants and the securities issuable upon exercise of the New Warrants pursuant to this Agreement constitute transactions exempt from the registration requirements of Section 5 of the Securities Act of 1933, as amended (the "SECURITIES ACT").

              4.1.6. Validity of Stock. The shares of Series F Common Stock, Healtheon Common Stock or Healtheon/WebMD Common Stock, as applicable, issuable upon exercise of the New Warrants, when issued, sold and delivered in compliance with the provisions of this Agreement and the New Warrants, will be duly authorized, validly issued, fully paid and nonassessable, will be free of any liens or encumbrances, and will not be subject to any preemptive rights, rights of first refusal or redemption rights.

              4.1.7. No Other Agreements. Except as evidenced in this Agreement, the Strategic Agreements, the WebMD Investment Documents, the Product Agreements, the WebMD Restated

Stockholders Agreement, the WebMD Shareholders Agreement, WebMD's articles of incorporation and WebMD's bylaws in effect on the date hereof, there are no other agreements, arrangements, understandings, contracts, obligations or liabilities between or among WebMD, Healtheon, Healtheon/WebMD, or any of their respective subsidiaries or predecessor entities, on one hand, and McKesson, HBOC, or any of their respective subsidiaries or predecessor entities, on the other hand.

         4.2. REPRESENTATIONS AND WARRANTIES OF MCKHBOC. Each of McKesson and HBOC represents and warrants to WebMD, Healtheon and Healtheon/WebMD as follows:

              4.2.1. Organization and Standing. Each of McKesson and HBOC is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has all necessary power and authority: (i) to conduct its business in the manner in which its business is currently being conducted; (ii) to own and use its assets in the manner in which its assets are currently owned and used; and (iii) to perform its obligations under this Agreement. Each of McKesson and HBOC is qualified to do business as a foreign corporation, and is in good standing, under the laws of all jurisdictions where the nature of its business requires such qualification and where the failure to so qualify would result in any change, event, violation, inaccuracy, circumstance or effect that is materially adverse to the business, assets (including intangible assets), financial condition or results of operations of McKesson or HBOC, as applicable, taken as a whole with its subsidiaries.

              4.2.2. Authorization; Enforceability. All action on the part of McKHBOC necessary for the authorization, execution, delivery and performance of all obligations of McKHBOC under this Agreement or any document contemplated hereby has been taken. This Agreement, when executed and delivered by each of McKesson and HBOC, will constitute the valid and binding obligation of McKesson and HBOC and is enforceable against each of them in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or other laws affecting the enforcement of creditors' rights generally, and except that the availability of the remedy of specific performance or other equitable relief is subject to the discretion of the court before which any proceeding therefor may be brought.

              4.2.3. No Other Agreements. Except as evidenced in this Agreement, the Strategic Agreements, the Product Agreements, the WebMD Investment Documents, the WebMD Restated Stockholders Agreement, the WebMD Shareholders Agreement, WebMD's articles of incorporation and WebMD's bylaws in effect on the date hereof, there are no other agreements, arrangements, understandings, contracts, obligations or liabilities between or among WebMD, Healtheon, Healtheon/WebMD or any of their respective subsidiaries or predecessor entities, on one hand, and McKesson, HBOC or any of their subsidiaries or predecessor entities, on the other hand.

              4.2.4. Experience; Investment. HBOC is acquiring the New Warrants and the shares issuable upon exercise of the New Warrants solely for its own account, not as a nominee or agent, and not with a view to, or for sale in connection with, any distribution thereof, as that term is used under the Securities Act. HBOC represents that it is an "accredited investor" within the meaning of Rule 501(a)(3) of Regulation D promulgated by the Commission under the Securities Act. In addition, HBOC represents that it relied upon no form of general solicitation or general advertising from WebMD or its representatives in connection with the issuance of the New Warrants, the Warrant Shares or other securities.

              4.2.5. Registration under the Securities Act. McKHBOC understands that: (a) neither the issuance of the New Warrants nor the shares issuable upon exercise of the New Warrants has been registered under the Securities Act or applicable state securities laws, in reliance upon exemptions from the registration provisions of the Securities Act and applicable state securities laws, (b) the New Warrants or the Warrant Shares received by HBOC must be held by it indefinitely unless the sale or transfer thereof is subsequently registered under the Securities Act and applicable state securities laws or an exemption from such registration is available, and the certificates or documents representing the New Warrants and the Warrant Shares will be legended to reflect such restrictions, (c) except as set forth in the Registration Rights Agreement, WebMD is under no obligation to register any Warrant Shares on HBOC's behalf or to assist it in complying with any exemption from registration, and (d) the officers of WebMD will rely in part upon the representations and warranties made by McKHBOC in this Agreement in order to establish such exemption from the registration provisions of the Securities Act and applicable state securities laws.

              4.2.6. Transfer. HBOC will not transfer any New Warrant or Warrant Shares without registration under the Securities Act and applicable state securities laws unless the transfer is exempt from registration under the Securities Act and such laws.

         5.   MISCELLANEOUS.

         5.1. GOVERNING LAW. This Agreement shall be governed by and construed under the laws of the State of Georgia, without regard to its principles of conflicts of laws.

         5.2. SURVIVAL. The representations, warranties, covenants and agreements made herein shall survive any investigation made by any party hereto and the closing of the transactions contemplated hereby.

         5.3. ASSIGNMENT. This Agreement may not be assigned by any party hereto. Notwithstanding the foregoing, (i) with the express written consent of WebMD, which consent shall not be unreasonably withheld, McKHBOC may assign its rights and obligations pursuant to Section 1 in connection with a sale by McKHBOC of all or substantially all of the assets of the McKHBOC subsidiary or business unit to which those rights and obligations relate, (ii) with the express written consent of McKHBOC, which consent shall not be unreasonably withheld, WebMD may assign its rights and obligations pursuant to Section 1 in connection with a sale of all or substantially all of the assets of WebMD or the WebMD subsidiary or business unit to which those rights and obligations relate,
(iii) this Agreement may be assigned by WebMD, without the consent of McKesson, to either Healtheon or Healtheon/WebMD upon the Healtheon-WebMD Closing, and
(vi) this Agreement may be assigned by McKesson or HBOC to a directly or indirectly wholly owned subsidiary of McKesson or HBOC, provided that McKesson or HBOC, as applicable, shall remain primarily liable for all of its obligations hereunder.

         5.4. ENTIRE AGREEMENT; AMENDMENT. This Agreement and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement among the parties with regard to the subjects hereof and thereof. Neither this Agreement nor any term hereof may be amended, waived, discharged or terminated except by a written instrument signed by McKesson, HBOC and a representative of WebMD so authorized by its Board of Directors.

         5.5. NOTICES. All notices and other communications required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or three (3) business days following deposit with the United States Postal Service, by certified mail, return receipt requested, postage prepaid, or otherwise delivered by hand or by messenger, as follows:

         If to WebMD:         WebMD, Inc.
                              400 The Lenox Building
                              3399 Peachtree Road
                              Atlanta, Georgia 30326
                              Attention: W. Michael Heekin, Esq.

         With a copy to:      Nelson Mullins Riley & Scarborough, L.L.P.
                              Bank of America Corporate Center
                              Suite 2600
                              100 North Tryon Street
                              Charlotte, North Carolina 28202
                              Attention: H. Bryan Ives III, Esq.
                                         C. Mark Kelly, Esq.

         If to Healtheon or
         Healtheon/WebMD:     Healtheon Corporation
                              4600 Patrick Henry Road
                              Santa Clara CA 95054
                              Attention: Jack Dennison, Esq.

         With a copy to:      Wilson, Sonsini, Goodrich & Rosati
                              650 Page Mill Road
                              Palo Alto, CA 94304-1050
                              Attention: Larry W. Sonsini, Esq.
                                         Martin W. Korman, Esq.
                                         Daniel R. Mitz, Esq.

         If to McKHBOC:       McKesson HBOC, Inc.
                              One Post Street
                              San Francisco, California 94104
                              Attention:  General Counsel

         With a copy to:      Jones, Day, Reavis & Pogue
                              3500 SunTrust Plaza
                              303 Peachtree Street
                              Atlanta, Georgia 30308-3242
                              Attention: Robert W. Smith, Esq.

                                          and

                              Skadden, Arps, Slate, Meagher & Flom LLP
                              525 University Avenue, Suite 220
                              Palo Alto, CA 94301
                              Attention:  Kenton J. King, Esq.

or at such other address as any party shall have furnished to the other parties in writing.

         5.6. AGENT'S FEES. Each party (i) represents and warrants that it has retained no finder or broker in connection with the transactions contemplated by this Agreement (except, in the case of McKHBOC, for Goldman Sachs, or as otherwise disclosed to the other party hereto as of the date hereof), and (ii) hereby agrees to indemnify and to hold the other party harmless of and from any liability for commissions or compensation in the nature of an agent's, finder's or broker's fee to any broker or other person or firm (and the cost and expenses of defending against such liability or asserted liability) for which said party is responsible.

         5.7. EXPENSES. Each party shall bear its own expenses and legal fees (and expenses and disbursements of its legal counsel) incurred on its behalf with respect to this Agreement and the transactions contemplated hereby.

         5.8. CONSTRUCTION OF CERTAIN TERMS. The titles of the articles, sections, and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

         5.9. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

         5.10. ENFORCEMENT.

               5.10.1. Remedies at Law or in Equity. If WebMD or McKHBOC shall default in any of its obligations under this Agreement or if any representation or warranty made by or on behalf of such party in this Agreement or in any certificate, report or other instrument delivered under or pursuant to any term hereof shall be untrue or misleading in any material respect as of the date of this Agreement or as of the date it was made, furnished or delivered, McKHBOC or WebMD, respectively, may proceed to protect and enforce its rights by suit in equity or action at law, whether for the specific performance of any term contained in this Agreement, injunction against the breach of any such term or in furtherance of the exercise of any power granted in this Agreement, or to enforce any other legal or equitable right of such party or to take any one of more of such actions.

               5.10.2. Remedies Cumulative; Waiver. No remedy referred to herein or in any exhibit hereto is intended to be exclusive, but each shall be cumulative and in addition to any other remedy referred to above or otherwise available to a party at law or in equity. No express or implied waiver by any party of any default shall be a waiver of any future or subsequent default. The failure or delay of any party in exercising any rights granted it hereunder shall not constitute a waiver of any such right and any single or partial exercise of any particular right by such party shall not exhaust the same or constitute a waiver of any other right provided herein.

         5.11. TIMELY PERFORMANCE. Time is of the essence as to the performance of the obligations required of the respective parties under this Agreement.

         5.12. NO JOINT VENTURE. Nothing in this Agreement shall be deemed to constitute WebMD and McKHBOC as partners, agents or joint venturers.

         5.13. SEVERABILITY. In the event any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby. The parties shall endeavor in good faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.




                      [SIGNATURES FOLLOW ON THE NEXT PAGE]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date and year first above written.


                                   WEBMD, INC.



                                   By: /s/ W. Michael Heekin
                                      -----------------------------------------
                                      Its: W. Michael Heekin
                                           Exec. VP


                                   MCKESSON HBOC, INC.


                                   By: /s/ David L. Mahoney
                                      -----------------------------------------
                                      Its: Co-Chief Executive Officer



                                   HBO & COMPANY


                                   By: /s/ Heidi Yodiesty
                                      -----------------------------------------
                                      Its: Chief Financial Officer



                                   For purposes of Section 2.1, Section 2.2,
                                   Section 2.3, Section 3.2, Section 3.4,
                                   Section 3.6 and Section 4.1 of this
                                   Agreement only:


                                   HEALTHEON CORPORATION


                                   By: /s/ W. Michael Long
                                      -----------------------------------------
                                      Its:



                                   HEALTHEON/WEBMD CORPORATION


                                   By: /s/ W. Michael Long
                                      -----------------------------------------
                                      Its:

                                   EXHIBIT 1.1

                           NEW STRATEGIC ARRANGEMENTS

         1.1.1 CONTINUING OBLIGATIONS OF WEBMD

         Notwithstanding the termination of the Strategic Agreements, the parties hereby agree that WebMD shall continue to have the following obligations hereunder:

         (a) WebMD shall provide a direct link to McKesson's online General Medical-medical/surgical supply catalog and the functionality provided with respect thereto by McKesson's web server from a WebMD web site on a nonexclusive basis. Such access shall be implemented via a link which is at least as prominent as that on which any other medical/surgical supplier appears on WebMD's web site, to applications running on web servers operated by or for McKHBOC, and shall not require that any McKHBOC applications be present on WebMD servers. If there are no other links to medical/surgical suppliers on any WebMD web site, then the McKesson medical/surgical link shall be on the highest level on which links to other third party electronic commerce activities appear on WebMD's web site. The parties understand and agree that in addition to medical/surgical supplies, the General Medical catalog includes a limited number of pharmaceuticals. To the extent that, after the date hereof, the pharmaceuticals offered by McKHBOC through that catalog exceed to any material extent the nature and scope of the pharmaceuticals currently offered by McKesson through that catalog, WebMD shall not be obligated to offer such pharmaceuticals through its direct link to the extent of such excess.

         (b) The access described above shall be provided without charge to McKHBOC, until the earlier of December 31, 2000 or one (1) year after the consummation of the transactions contemplated by the Healtheon-WebMD Reorganization Agreement. Thereafter, provided that WebMD is charging third parties for allowing such access to their products or services on WebMD web sites, in the event McKHBOC elects to continue such access, WebMD may charge McKHBOC a fee for allowing such access in an amount no less favorable, and on no less favorable terms, than those offered by WebMD to any other distributor offering products or services similar to those offered by McKHBOC through the link provided hereunder.

         (c) Notwithstanding the foregoing, in the event that a WebMD customer requests in writing that McKHBOC products or services be blocked from the customer's co-branded version of any WebMD web site, WebMD shall be permitted to comply with such request ten (10) business days after providing written notice thereof to McKHBOC, which notice shall include a copy of the customer's written request for blocking.

         (d) To the extent that WebMD has developed prior to the date hereof any applications, including any technology specific thereto, used to effect the web access described in Section 1.1.1(a) for McKHBOC products and services, (i) McKHBOC shall have a royalty-free right and license to use such applications, and (ii) to the extent such applications were developed based on McKHBOC's proprietary information, McKHBOC shall have a perpetual, royalty-free and exclusive (even as to the licensor) right and license to use such applications.

         (e) WebMD acknowledges and agrees that, as between McKHBOC and WebMD, McKHBOC owns the data for all transactions between McKHBOC and its customers or potential customers (whether or not they originate on a WebMD site); provided, however, that WebMD shall continue to have the right to use any WebMD member identification data for internal administrative purposes, including, but not limited to, authentication of such members and ,provided further, that any data necessary for purposes of determining charges pursuant to Section 1.1.1(b) above may be used by WebMD for such purpose.

         (f) The total amount expended by WebMD to the date hereof to web-enable McKHBOC products and services pursuant to paragraph 3(b) of the January Letter Agreement is $1 million (the "AMOUNT EXPENDED"). The difference between WebMD's $5 million commitment under said paragraph and the Amount Expended shall be referred to hereinafter as the "DEVELOPMENT CREDIT." As of the date this Agreement is entered into, whether or not the Reorganization is completed, McKHBOC hereby releases WebMD from any further obligation to fund development under such paragraph, in consideration of WebMD's agreement to offset the Development Credit against the amount expended by WebMD under the Product Agreements, as described in Section 1.1.1(a) hereof.

         (g) Upon the execution of this Agreement, McKHBOC shall pay to WebMD an amount equal to $3.6 million, less $117,000 (representing a credit for 325 subscriptions placed by McKHBOC) for a net amount under this paragraph (g) of $3,483,000, in respect of McKHBOC's obligation pursuant to the Strategic Agreements to sponsor certain WebMD subscriptions. After the date hereof and upon presentation of reasonably satisfactory documentation, WebMD shall pay to McKHBOC for each physician subscription to WebMD's products and services obtained by McKHBOC prior to the date hereof (other than the 325 subscriptions referenced and accounted for above) compensation at the rates specified and subject to the terms and provisions contained in the Strategic Agreements.

         (h) The provisions of contained in Sections 1.1.1(a), (b), and (c) and in clause 1.1.1(d)(i) of this Exhibit 1.1 shall terminate on the fifth anniversary date of the Healtheon-WebMD Closing, or if there is no such closing, on the fifth anniversary date of this Agreement; provided, however, if there are any applications licensed under clause (d)(i) McKHBOC shall have the right to continue to license such applications on terms no less favorable than those offered to third parties for similar licensed applications.


                                     1.1-2

                                   EXHIBIT 1.2

                            NEW PRODUCT ARRANGEMENTS


         1.2.1 REFUND. Upon the execution of this Agreement, McKHBOC shall refund to WebMD an amount equal to: (i) $6 million, representing all payments by WebMD to McKHBOC pursuant to such Product Agreements, less (ii) the Development Credit. As a result of this Section 1.2.1 and Section 1.1.1 (f) and (g) the net amount payable by McKHBOC to WebMD on the date hereof is $5,483,000, which shall be paid by McKHBOC within one business day following the date hereof, by wire transfer of immediately available funds pursuant to the wire transfer instructions provided by WebMD to McKHBOC.

         1.2.2 PRODUCT LICENSE. McKHBOC hereby grants to WebMD a fully paid-up, nonexclusive, worldwide, license (without the right to sublicense) for a term of one year commencing on the date hereof to use the Clinical Reference Products, in the form in which such Clinical Reference Products are manufactured and distributed as of the date hereof, in connection with WebMD's operation of its business, in an HTML or other Internet-enabled format. The foregoing license includes no obligation by McKHBOC to provide any maintenance or support (whether to WebMD or to customers of WebMD) for the Clinical Reference Products. Such license shall be transferable only to WebMD's parent corporation or any direct or indirect subsidiary of WebMD's parent corporation, or, with McKHBOC's written consent (which shall not be unreasonably withheld) in connection with the sale or other transfer of all or a significant portion of WebMD's business.

         1.2.3 TRADEMARK LICENSE. McKHBOC hereby grants to WebMD a fully paid-up, nonexclusive, worldwide, license (without the right to sublicense) to use McKHBOC's trademarks and service marks (including but not limited to McKHBOC's brands, logos, and slogans) (collectively, the "MCKHBOC MARKS") solely in connection with the product license set forth above. WebMD shall use the McKHBOC Marks in accordance with reasonable guidelines established by McKHBOC from time to time. WebMD shall comply with McKHBOC's reasonable requirements concerning the nature and quality of the goods and services provided by WebMD under the McKHBOC Marks. WebMD shall submit to McKHBOC copies of all materials using the McKHBOC Marks for approval prior to using, distributing, or otherwise publicly exhibiting such materials. WebMD shall not use any of the McKHBOC Marks in any manner likely to confuse, mislead, or deceive the public. WebMD acknowledges that WebMD's use of the McKHBOC Marks shall inure to the benefit of McKHBOC, and that WebMD shall not acquire any rights in the McKHBOC Marks by virtue of such use.

         1.2.4 INTELLECTUAL PROPERTY INDEMNIFICATION. McKHBOC agrees to indemnify, defend and hold harmless WebMD from and against any claim asserted or suit or proceeding brought against WebMD asserting that the Clinical Reference Products, or any portion or use thereof, infringes a United States patent, trademark, copyright or trade secret of a third party, provided McKHBOC is given reasonably prompt notice of, and full and complete authority, information and assistance in the defense of, such claim, suit or proceeding once presented to WebMD in writing. McKHBOC shall not be responsible for the cost of any settlement of any such claim, suit or proceeding made by WebMD without the written consent of McKHBOC. In addition, and at the expense of McKHBOC, in the event there has been or McKHBOC reasonably believes that there may be an injunction issued that prohibits or restricts WebMD's use of the Clinical Reference Products (or any portion thereof), McKHBOC may either procure for WebMD the right to continue using the same, or replace or modify the same so that it becomes non-infringing, provided that such modification or replacement has the same functional characteristics as the allegedly infringing version. WebMD may engage its own counsel, at its expense, to advise WebMD in connection with any such claim, suit or proceeding. McKHBOC shall cooperate with WebMD and its counsel in such activities. McKHBOC shall not be liable to WebMD under the terms of this Section or otherwise to the extent any infringement, claim, suit or proceeding is based upon the use of any Clinical Reference Product in violation of this Agreement or arises from a customization of the Clinical Reference Products performed by McKHBOC for WebMD based upon WebMD's ideas, designs or specifications, or performed by WebMD.


                                     1.2-2

                                   EXHIBIT 2.1

                                 FORM OF WARRANT

THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE FEDERAL SECURITIES ACT OF 1933, AS AMENDED, THE GEORGIA SECURITIES ACT OF 1973, AS AMENDED, OR THE SECURITIES LAWS OF ANY OTHER STATE. THIS WARRANT AND ANY OF SUCH SHARES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED, OR OTHERWISE TRANSFERRED IN THE ABSENCE OF REGISTRATION UNDER SAID ACTS AND ALL OTHER APPLICABLE SECURITIES LAWS UNLESS AN EXEMPTION FROM REGISTRATION IS AVAILABLE.


THIS WARRANT IS SUBJECT TO THE RESTRICTIONS ON EXERCISE AND TRANSFER CONTAINED IN ARTICLE IV HEREOF.


                           WARRANT TO PURCHASE SHARES
                                       OF
                                  COMMON STOCK
                                       OF
                                   WEBMD, INC.


                       DATE OF ISSUANCE: ___________, 1999

         THIS CERTIFIES that, for value received, WebMD, Inc., a Georgia corporation (the "COMPANY"), hereby grants to HBO & Company, a Delaware corporation, or its registered assigns (the "HOLDER"), the right to purchase, at any time and from time to time after the Initial Exercise Date and prior to the Expiration Date, up to _____________ shares in the aggregate of its Common Stock Series F, without par value per share (the "COMMON Stock"), subject to the terms and conditions set forth herein. This warrant is hereinafter referred to as the "WARRANT."


                                    ARTICLE I

                               CERTAIN DEFINITIONS

         For all purposes of this Warrant, unless the context otherwise requires, the following terms shall have the following respective meanings:

         "ACT": the federal Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect at the time.

         "COMMON STOCK":  as defined on the first page hereof.

         "COMMISSION": the Securities and Exchange Commission or any other federal agency then administering the Act.

         "COMPANY": WebMD, Inc., a Georgia corporation, located at 400 The Lenox Building, 3399 Peachtree Road, Atlanta, Georgia, 30326.

         "DATE OF ISSUANCE": the issue date of this Warrant, as set forth on the first page hereof.

         "EXERCISE PRICE":  $________ per Stock Unit.

         "EXPIRATION DATE": as defined in Article VII hereof.

         "FAIR MARKET VALUE":

         (a) in the case of securities for which a public market exists as to the twenty (20) trading days preceding the date as of which valuation is required, the average of (i) each day's closing prices regular way for such securities as reported by the New York Stock Exchange, (ii) if such securities are not traded on such Exchange, each day's closing sale price for such securities as reported by the Nasdaq Stock Market, or (iii) if such securities are not traded on such Exchange or Market, each day's closing prices regular way for such securities as reported by a national securities exchange on which such securities are traded or each day's mean of the closing bid and ask prices for such securities as reported by Nasdaq, wherever the average trading volume over such period is higher; and

         (b) in the case of securities for which no public market exists, an amount equal to the current fair market value of such securities as determined in good faith by the board of directors of the Company.

         "HOLDER":  as defined on the first page hereof.

         "INITIAL EXERCISE DATE": The earlier of (i) the filing of the Articles of Amendment (as defined in the Agreement pursuant to which this Warrant was issued) or (ii) September 21, 1999.

         "PERSON": any individual, corporation, partnership, limited liability company, trust, unincorporated organization and any government, and any political subdivision, instrumentality or agency thereof.

         "REGISTRATION RIGHTS AGREEMENT": Registration Rights Agreement dated as of even date herewith between the Company and the Holder.

         "STOCK UNIT": one share of Common Stock, as such stock is constituted on the Date of Issuance and thereafter the number of shares of Common Stock as shall result from the adjustments specified in Article V.

         "WARRANT": as defined on the first page hereof.

         "WARRANT OFFICE":  as defined in Section 3.1.

         "WARRANT SHARES": the shares of Common Stock underlying the Stock Units purchasable by the Holder upon the exercise of this Warrant.


                                     2.1-2

                                   ARTICLE II

                               EXERCISE OF WARRANT

         2.1 METHOD OF EXERCISE. To exercise this Warrant, the Holder shall deliver to the Company at the Warrant Office designated pursuant to Section 3.1,
(a) a Notice of Exercise substantially in the form attached hereto as Exhibit A duly executed after the Initial Exercise Date by the Holder specifying the number of Warrant Shares to be purchased, (b) payment of an amount equal to the aggregate Exercise Price for all such Warrant Shares, which shall be made (i) in cash or by certified or bank cashier's check payable to the order of the Company or by wire transfer of immediately available funds, (ii) by delivery to the Company of that number of shares of capital stock of the Company (not including any Warrant Shares purchasable or purchased upon the exercise of this Warrant) having a value computed based upon the then-current fair market value as determined in good faith by the Company's Board of Directors equal to the then applicable Exercise Price multiplied by the number of Warrant Shares being purchased, (iii) by delivery (on a form prescribed by the Company) of an irrevocable direction to a securities broker approved by the Company to sell all or part of the Warrant Shares being purchased (provided that the Warrant Shares may be freely sold by such broker) and to deliver all or a portion of such sales proceeds to the Company in satisfaction of the Exercise Price, (iv) by delivery of an irrevocable notice to the Company that the Holder is waiving and relinquishing the right to purchase a specified number of Warrant Shares subject to this Warrant which number is set forth in the notice, with a fair market value as of the date of exercise equal to the Exercise Price, which fair market value shall be equal to the fair market value of the underlying Warrant Shares being relinquished minus the Exercise Price of such shares, and (c) this Warrant. The number of Warrant Shares to be purchased in any exercise hereunder shall be no fewer than [500,000, IN THE CASE OF THE WARRANT TO PURCHASE 1,837,417 SHARES OF COMMON STOCK AND THE WARRANT TO PURCHASE 2,783,965 SHARES OF; AND 50,000, IN THE CASE OF THE WARRANT TO PURCHASE 66,667 SHARES OF COMMON STOCK] or the total number of Warrant Shares available for purchase at the date of exercise, whichever is less. The Company shall, as promptly as practicable, and in any event within five (5) days thereafter, cause to be issued and delivered to the Holder (or its nominee) or the transferee designated in the Notice of Exercise a certificate or certificates representing the number of Warrant Shares specified in the Notice of Exercise. The stock certificate or certificates so delivered shall be in denominations of shares as may be specified in said notice and shall be issued in the name of the Holder, subject to the limitations on transfer contained elsewhere herein, or such other name as shall be designated in said notice. At the time of delivery of the certificate or certificates, appropriate notation shall be made on the Warrant Shares Purchase Schedule attached to this Warrant designating the number of shares purchased, and this Warrant shall then be returned to the Holder if this Warrant has been exercised only in part. The Holder or transferee so designated in the Notice of Exercise shall be deemed to have become the Holder of record of such Warrant Shares for all purposes as of the close of business on the date on which the Notice of Exercise is delivered to the Warrant Office, provided that an amount equal to the aggregate Exercise Price and this Warrant shall have also been delivered to the Company. The Company shall pay all expenses, taxes (excluding capital gains and income taxes) and other charges payable in connection with the preparation, issuance and delivery of stock certificates, except that, in case stock certificates shall be registered in a name or names other than the name of the Holder, funds sufficient to pay all stock transfer taxes payable upon the issuance of stock certificates shall be paid by the Holder promptly upon receipt of a written request of the Company therefor.

         2.2 SHARES TO BE FULLY PAID AND NON-ASSESSABLE. All Warrant Shares issued upon the exercise of this Warrant and the payment therefor shall be validly issued, fully paid, non-assessable and free from preemptive rights.


                                     2.1-3

         2.3 NO FRACTIONAL SHARES TO BE ISSUED. The Company shall not be required upon any exercise of this Warrant to issue a certificate representing any fraction of a share of Common Stock. If any fraction of a share of Common Stock would be deliverable upon exercise of this Warrant, the Company may, in lieu of delivering such fraction of a share of Common Stock, make a cash payment to the Holder in an amount equal to the same fraction of the Fair Market Value per share determined as of the business day immediately preceding the date of exercise of such Warrant.

         2.4 LEGEND ON WARRANT SHARES. Each certificate for Warrant Shares issued upon exercise of this Warrant, unless at the time of exercise such shares are registered under the Act, shall bear substantially the following legend (and any additional legend required by any national securities exchanges upon which such shares may, at the time of such exercise, be listed or under applicable securities laws):

         "The securities represented by this certificate have not been registered under the federal Securities Act of 1933, as amended, or the Georgia Securities Act of 1973, as amended (the "Acts"), or the securities laws of any state. They may not be sold, transferred, assigned, pledged, hypothecated, encumbered, or otherwise disposed of unless, in the opinion of counsel reasonably acceptable to the issuer, such transfer would be pursuant to an effective registration statement under said Acts or pursuant to an exemption from such registration."

         Any certificate issued at any time in exchange or substitution for any certificate bearing such legend (except a new certificate issued upon completion of a public offering pursuant to a registration statement under the Act of the securities represented thereby) shall also bear the above legend unless, in the opinion of counsel to the Company, the securities represented thereby need no longer be subject to the restrictions on transferability. In addition, the provisions of Article IV shall be binding upon all subsequent holders of this Warrant.

         2.5 ACKNOWLEDGMENT OF CONTINUING OBLIGATION. The Company shall, at the time of any exercise of this Warrant in whole or in part, upon request of the Holder, acknowledge in writing its continuing obligation to such holder in respect of any rights to which the Holder shall continue to be entitled after exercise in accordance with this Warrant; provided, however, that the failure of the Holder to make any such request shall not affect the continuing obligation of the Company to the Holder in respect of such rights.

                                   ARTICLE III

                       WARRANT OFFICE; TRANSFER, DIVISION
                           OR COMBINATION OF WARRANTS

         3.1. WARRANT OFFICE. The Company shall maintain an office for certain purposes specified herein (the "WARRANT OFFICE"), which office shall initially be the Company's location set forth in Article I hereof, and may subsequently be such other office of the Company, of any transfer agent of the Common Stock or of any option or warrant administrator regularly engaged by the Company, in each case within the continental United States as to which written notice has previously been given to all of the Holders of the Warrants.


                                     2.1-4

         3.2. OWNERSHIP OF WARRANT. The Company may deem and treat the Person in whose name this Warrant is registered as the Holder and owner hereof (notwithstanding any notations of ownership or writing hereon made by anyone other than the Company) for all purposes and shall not be affected by any notice to the contrary, until presentation of this Warrant for registration of transfer as provided in this Article III.

         3.3. TRANSFER OF WARRANT. The Company agrees to maintain at the Warrant Office books for the registration of permitted transfers of this Warrant. Subject to the provisions of Article IV, this Warrant and all rights hereunder are transferable, in whole or in part, on the books at that office, upon surrender of this Warrant at that office, together with a written assignment of this Warrant duly executed by the Holder or his, her or its duly authorized agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of the transfer. Subject to Article IV, upon surrender and payment, the Company shall execute and deliver a new Warrant in the name of the assignee, noting thereon the number of Warrant Shares theretofore purchased under this Warrant, and this Warrant shall promptly be canceled. To the extent this Warrant is transferred in part, the Company shall execute and deliver a new Warrant in the name of the Holder for the balance of the Warrant Shares not transferred to the assignee. A Warrant may be exercised by a new Holder for the purchase of shares of Common Stock without having a new warrant issued.

         3.4. DIVISION OR COMBINATION OF WARRANTS. Except as provided in Section
3.3 above, this Warrant may not be divided or combined with any other warrant.

         3.5. EXPENSES OF DELIVERY OF WARRANTS. The Company shall pay all expenses, taxes (other than transfer taxes), and other charges payable in connection with the preparation, issuance and delivery of new Warrants hereunder.

                                   ARTICLE IV

                      RESTRICTIONS ON EXERCISE AND TRANSFER

         4.1. RESTRICTIONS ON EXERCISE AND TRANSFER. Notwithstanding any provisions contained in this Warrant to the contrary, this Warrant shall not be exercisable or transferable except upon the conditions specified in this Article IV, which conditions are intended, among other things, to insure compliance with the provisions of the Act in respect of the exercise or transfer of the Warrant. The Holder, by acceptance hereof, agrees that he, she or it will not exercise or transfer this Warrant prior to delivery to the Company of any required opinion of the Holder's counsel (as the opinion and counsel are described in Section 4.2 hereof).

         4.2. OPINION OF COUNSEL. In connection with any exercise or transfer of this Warrant, the following provisions shall apply:

              4.2.1. If, in the written opinion of counsel to the Holder (which opinion and counsel must be reasonably acceptable to the Company), the proposed exercise or transfer of this Warrant may be effected without registration of this Warrant or the Common Stock issuable hereunder under the Act, the Holder shall be entitled to exercise or transfer this Warrant as proposed. In no event shall the Company be obligated (i) to effect a registration under the Act or any state securities law so as to permit the proposed exercise or transfer of this Warrant, or (ii) to qualify to do business or to file a general consent to service of process in any state or other jurisdiction where the Company has not already done so; provided, however, that the Company shall have the obligation to register the shares

                                     2.1-5
of Common Stock issuable upon exercise of this Warrant on the terms set forth in the Registration Rights Agreement.

                  4.2.2. If in the opinion of such counsel, the proposed exercise or transfer of this Warrant may not be effected without registration of this Warrant under the Act, the Holder shall not be entitled to exercise or transfer this Warrant until registration is effective or until exercise or transfer may be effected without registration, in the opinion of such counsel as set forth in Section 4.2.1 above.

                                    ARTICLE V

                                   ADJUSTMENTS

         5.1. ADJUSTMENTS TO NUMBER OF STOCK UNITS. The number of shares of Common Stock comprising a Stock Unit shall be subject to adjustment from time to time as set forth in this Section 5.1.

                  5.1.1. Stock Dividends, Subdivision and Combination. In case at any time or from time to time the Company shall:

                         (i)   take a record of the holders of its common stock
of any series for the purpose of entitling them to receive a dividend payable in, or other distribution of, the capital stock of any series,

                         (ii)  subdivide its outstanding shares of common stock
of any series into a larger number of shares of common stock of any series, or

                         (iii) combine its outstanding shares of common stock of
any series into a smaller number of shares of common stock of any series;

then the number of shares of Common Stock comprising a Stock Unit immediately after the happening of any such event shall be adjusted so as to consist of the number of shares of Common Stock (or in the case of clause (i) above, the number of shares of Common Stock or other capital stock) that a record holder of the number of shares of Common Stock comprising a Stock Unit immediately prior to the happening of such event would own or be entitled to receive after the happening of such event. The adjustments required by this subsection shall be made whenever and as often as any specified event requiring an adjustment shall occur.

                  5.1.2. Certain Other Dividends and Distributions. In case at any time or from time to time the Company shall take a record of the holders of its common stock of any series for the purpose of entitling them to receive any dividend or other distribution of

                         (i) cash (other than a cash distribution made as a
dividend payable out of the net earnings or net profits of the Company realized during the year of such distribution or the last preceding year and accumulated net earnings or net profits of the Company from the date hereof to the time of such distribution, computed in accordance with generally accepted accounting principles employed by the Board of Directors of the Company for purposes of financial reports to shareholders of the Company), or

                         (ii) any evidences of its indebtedness, any shares of
its stock or any other securities or property of any nature whatsoever (other than cash);


                                     2.1-6
then at least five (5) business days prior to the record date to determine shareholders entitled to receive such dividend or distribution, the Company shall give notice of such proposed dividend or distribution to the Holder for the purpose of enabling the Holder to exercise the same, and thereby participate in such dividend or distribution.

                  5.1.3 Fractional Interests. In computing adjustments under this section, fractional interests in Common Stock shall be taken into account to the nearest one-thousandth of a share.

                  5.1.4. When Adjustment Not Required--Abandonment of Plan for Dividend and the Like. If the Company shall take a record of the holders of its common stock of any series for the purpose of entitling them to receive a dividend or distribution or subscription or purchase rights and shall, thereafter and before the distribution to shareholders thereof, legally abandon its plan to pay or deliver such dividend, distribution, subscription or purchase rights, then thereafter no adjustment shall be required by reason of the taking of such record and any such adjustment previously made in respect thereof shall be rescinded and annulled.

                  5.1.5. Reorganization, Reclassification, Merger, Consolidation or Disposition of Assets. In case the Company shall reorganize its capital, reclassify its capital stock, merge or consolidate into another corporation, then the number of shares of stock purchasable upon exercise of this Warrant shall be adjusted to consist of the number of shares of stock or other securities that a record holder of the number of shares of Common Stock purchasable upon exercise of this Warrant immediately prior to such event would own or be entitled to receive immediately after such event. This provision shall apply to the merger of the Company pursuant to the Healtheon-WebMD Reorganization Agreement (as defined in the Agreement pursuant to which this Warrant was issued) in the manner provided in the Agreement pursuant to which this Warrant was issued.

         5.2. NOTICE TO HOLDER. Whenever the Company takes any action that causes the composition of a Stock Unit to change under Sections 5.1, the Company shall provide the Holder with written notice of such change and the number of Warrant Shares for which this Warrant is or will become exercisable. Such notice will be provided not more than ten (10) days after any such action has occurred.

                                   ARTICLE VI

                      ADDITIONAL NOTICES TO WARRANT HOLDER

         In addition to any other notice required hereunder, the Company shall provide the Holder with a copy of any notice that the Company is required to provide those Persons holding shares of Common Stock on the same date such Persons receive such notice.

                                   ARTICLE VII

                                   EXPIRATION

         This Warrant shall continue in effect until the earlier of (the "EXPIRATION DATE"): (i) the date on which the Warrant has been exercised or canceled pursuant to the terms hereof with respect to all of the Warrant Shares, and (ii) the fifth (5th) anniversary of the Date of Issuance.


                                     2.1-7

                                  ARTICLE VIII

                                CERTAIN COVENANTS

         8.1. COVENANTS OF THE COMPANY. The Company has taken all action necessary to authorize the issuance of this Warrant and the issuance of shares of Common Stock upon exercise hereof. The Company covenants and agrees that it will reserve and set apart and have at all times, free from preemptive rights, a number of shares of authorized but unissued Common Stock or other securities deliverable upon the exercise of this Warrant from time to time sufficient to enable it at any time to fulfill all its obligations hereunder.

         8.2 COVENANTS OF THE HOLDER. In the event that the exercise of this Warrant for Common Stock would require any filing by the Holder under the Hart Scott Rodino Antitrust Improvements Act of 1976 or any successor law and rules and regulations issued pursuant to that Act or any successor law (the "HSR ACT"), then, before such exercise, either (i) the parties shall have been granted early termination of the waiting period under the HSR Act, or (ii) the applicable waiting period shall have expired without any agency having obtained injunctive relief with respect to the exercise of this Warrant.


                                   ARTICLE IX

                                  MISCELLANEOUS

         9.1 ENTIRE AGREEMENT; GOVERNING LAW. This Warrant contains the entire agreement between the Holder and the Company with respect to the purchase of the Warrant Shares and supersedes all prior arrangements or understandings with respect thereto. This Warrant shall be governed by and construed under the laws of the State of Georgia, without regard to its principles of conflicts of laws.

         9.2 WAIVER AND AMENDMENT. Any term or provision of this Warrant may be waived at any time by the party that is entitled to the benefits thereof, and any term or provision of this Warrant may be amended or supplemented at any time by agreement of the holder hereof and the Company, except that any waiver of any term or condition, or any amendment or supplementation, of this Warrant must be in writing. A waiver of any breach or failure to enforce any of the terms or conditions of this Warrant shall not in any way affect, limit or waive a party's rights hereunder at any time to enforce strict compliance thereafter with any term or condition of this Warrant.

         9.3 ILLEGALITY. In the event that any one or more of the provisions contained in this Warrant shall be determined to be invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in any other respect and the remaining provisions of this Warrant shall not, at the election of the party for whom the benefit of the provision exists, be in any way impaired.

         9.4 FILING OF WARRANT. A copy of this Warrant shall be filed in the records of the Company.

         9.5 NOTICES. Any notice or other document required or permitted to be given or delivered to the Holder shall be delivered personally, or sent by certified or registered mail, to the Holder c/o

                                     2.1-8

McKesson HBOC, Inc., One Post Plaza, San Francisco, California 94101, Attention:
General Counsel, or at any more recent address of which any Holder shall have notified the Company in writing. Any notice or other document required or permitted to be given or delivered to the Company shall be delivered at, or sent by certified or registered mail to, the Warrant Office, attention: Chief Executive Officer, or such other address within the United States of America as shall have been furnished by the Company to the Holder hereof.

         9.6 LIMITATION OF LIABILITY; NOT SHAREHOLDERS. No provision of this Warrant shall be construed as conferring upon the Holder the right to vote, consent, receive dividends or receive notice other than as herein expressly provided in respect of meetings of shareholders for the election of directors of the Company or any other matter whatsoever as a shareholder of the Company. No provision hereof, in the absence of affirmative action by the Holder to purchase Warrant Shares, and no enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of such Holder for the purchase price of any Warrant Shares or as a shareholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

         9.7 LOSS, DESTRUCTION, ETC. OF WARRANT. Upon receipt of evidence satisfactory to the Company of the loss, theft, mutilation or destruction of the Warrant, and in the case of any such loss, theft or destruction, upon delivery of a bond of indemnity in such form and amount as shall be reasonably satisfactory to the Company, or in the event of such mutilation, upon surrender and cancellation of the Warrant, the Company shall make and deliver a new warrant, of like tenor, in lieu of such lost, stolen, destroyed or mutilated Warrant. Any Warrant issued under the provisions of this Section 9.7 in lieu of any Warrant alleged to be lost, destroyed or stolen, or in lieu of any mutilated Warrant, shall constitute an original contractual obligation on the part of the Company.



                      [SIGNATURES FOLLOW ON THE NEXT PAGE]



                                     2.1-9

         IN WITNESS WHEREOF, the Company has caused this Warrant to be signed in its name by its Chief Executive Officer and its corporate seal to be impressed hereon as of the ___ day of ______, 1999.


[CORPORATE SEAL]                          WEBMD, INC.

Attest:

By:                                       By:
   -----------------------------             ---------------------------------
Name:                                          Jeffrey T. Arnold
     ---------------------------               Its: Chief Executive Officer
Title:
      --------------------------


                                     2.1-10

                        WARRANT SHARES PURCHASE SCHEDULE


NO. OF SHARES PURCHASED                         DATE OF PURCHASE                 NOTATION BY COMPANY OFFICER
- --------------------------------------      --------------------------       -----------------------------------------


- --------------------------------------      --------------------------       -----------------------------------------


- --------------------------------------      --------------------------       -----------------------------------------


- --------------------------------------      --------------------------       -----------------------------------------


- --------------------------------------      --------------------------       -----------------------------------------


- --------------------------------------      --------------------------       -----------------------------------------



                                     2.1-11

                                    EXHIBIT A

                               NOTICE OF EXERCISE

                                                  Dated:
                                                        -----------------------

The undersigned hereby irrevocably elects to exercise its right to purchase _____ shares of the Common Stock, no par value per share, of WebMD, Inc., such right being pursuant to a Warrant dated _____________, 1999, as issued to HBO & Company, for up to ___________ shares of Common Stock (subject to adjustment in accordance with the terms of the Warrant), and remits herewith the sum of $_______ in payment for same in accordance with said Warrant. After giving effect to the foregoing election to exercise, there shall remain unexercised the right to purchase ________ shares of the Common Stock, no par value per share (subject to adjustment), under this Warrant.


INSTRUCTIONS FOR REGISTRATION OF COMMON STOCK

Name
     -------------------------------------------------------------------------
                    (Please typewrite or print in block letters)

Address
       -----------------------------------------------------------------------

Signature:
          --------------------------------------------------------------------

Shares Heretofore Purchased
Under Warrant:



- -----------------------------------



                                     2.1-12

                                   EXHIBIT 2.3

                      FORM OF REGISTRATION RIGHTS AGREEMENT


                                   WEBMD, INC.
                          REGISTRATION RIGHTS AGREEMENT


         This REGISTRATION RIGHTS AGREEMENT (the "AGREEMENT") is made and entered into as of the ____ day of ______, 1999, between WebMD, Inc., a Georgia corporation (the "COMPANY"), and HBO & Company, a Delaware corporation ("HBOC").

                                    RECITALS:

         A. HBOC is the holder of three Warrants entitling the holder thereof to purchase an aggregate of 4,688,049 shares of the Company's Series F Common Stock pursuant to an Agreement dated as of the date hereof among the Company, McKesson HBOC, Inc., a Delaware corporation, HBOC, Healtheon Corporation, a Delaware corporation ("HEALTHEON"), and Healtheon/WebMD Corporation, a Delaware corporation ("HEALTHEON/WEBMD").

         B. HBOC is also the holder of 1,117,000 shares of the Company's Series A Preferred Stock, 650,000 shares of the Company's Series B Preferred Stock, 679,588 shares of the Company's Series F Preferred Stock and on November 22, 1999, will be entitled to receive an additional 50,000 shares of Series A Preferred Stock and 19,230 shares of Series F Preferred Stock if the Company has not completed an initial public offering (collectively, the "PREFERRED STOCK").

         C The Company and HBOC desire to set forth the registration rights to be granted by the Company to HBOC.

         NOW, THEREFORE, in consideration of the mutual promises, representations, warranties, covenants, and conditions set forth herein and in the Agreement, the parties mutually agree as follows:


                                   AGREEMENT:

         1. CERTAIN DEFINITIONS. As used in this Agreement, the following terms shall have the following respective meanings:

         "ARTICLES OF INCORPORATION" means the Amended and Restated Articles of Incorporation of the Company as filed with the Secretary of State of the State of Georgia, as amended from time to time.

         "COMMISSION" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

         "COMMON STOCK" shall mean the voting common stock, without designation as to series and without par value per share, of the Company and any and all shares of capital stock or other equity securities of: (i) the Company which are added to or exchanged or substituted for the Common Stock by reason of the declaration of any stock dividend or stock split, the issuance of any distribution or the reclassification, readjustment, recapitalization or other such modification of the capital structure of the Company; (ii) any other corporation, now or hereafter organized under the laws of any state or other governmental authority, with which the Company is merged, which results from any consolidation or reorganization to which the Company is a party, or to which is sold all or substantially all of the shares or assets of the Company, if immediately after such merger, consolidation, reorganization or sale, the Company or any Stockholders of the Company own equity securities having in the aggregate more than fifty percent (50%) of the total voting power of such other corporation; or (iii) Healtheon Corporation, Healtheon/WebMD Corporation or other entity the securities of which are issued in exchange for the Common Stock of the Company pursuant to the Healtheon-WebMD Reorganization Agreement.

         "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

         "FAMILY MEMBER" shall mean (a) with respect to any individual, such individual's spouse, any descendants (whether natural, adopted or in the process of adoption), any trust all of the beneficial interests of which are owned by any of such individuals or by any of such individuals together with any organization described in Code Section 501(c)(3), the estate of any such individual, and any corporation, association, partnership or limited liability company all of the equity interests of which are owned by those above described individuals, trusts or organizations and (b) with respect to any trust, the owners of the beneficial interests of such trust.

         "FORM S-3" means such form under the Securities Act as in effect on the date hereof or any registration form under the Securities Act subsequently adopted by the Commission which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the Commission.

         "HEALTHEON-WEBMD REORGANIZATION AGREEMENT" means the Agreement and Plan of Reorganization dated May 20, 1999, by and among Healtheon, WebMD and Water Acquisition Corp., a Georgia corporation.

         "HOLDER" shall mean HBOC or any of such Holder's respective successors and assigns who acquire rights in accordance with this Agreement with respect to the Registrable Securities directly or indirectly from such Holder.

         "INITIAL PUBLIC OFFERING" means the offer and sale by WebMD, Inc. of shares of its Common Stock in a transaction underwritten by an investment banking firm following the completion of which (i) the Common Stock will be listed for trading on any national securities exchange or (ii) there will be at least two market makers who are making a market in the Common Stock through the Nasdaq National Market System.

         "INITIATING HOLDERS" shall mean any Holder or Holders of not less than 50% of the then outstanding Registrable Securities.

         The terms "REGISTER", "REGISTERED" and "REGISTRATION" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.


                                     2.3-2

         "REGISTRABLE SECURITIES" means shares of Common Stock issuable upon exercise of the Warrants, or upon the conversion of the Preferred Stock, excluding in all cases, however (including exclusion from the calculation of the number of outstanding Registrable Securities), any Registrable Securities sold by a person in a transaction (i) pursuant to a registration statement under
Section 2 or 3 hereof or (ii) pursuant to Rule 144 (or any successor provision) of the Securities Act.

         "SECURITIES ACT" shall mean the Securities Act of 1933, as amended, or any similar federal statute promulgated in replacement thereof, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

         "WARRANTS" shall mean the warrants to purchase an aggregate of up to 4,688,049 shares of Common Stock of the Company.

         2. DEMAND REGISTRATION. In the event that at any time after February 10, 2000, the Company shall receive from Initiating Holders a written request that the Company effect a registration with respect to at least 1,000,000 shares of Common Stock that constitute Registrable Securities (as adjusted for stock splits, stock dividends, recapitalizations and similar events) the Company will:

         (a) promptly give written notice of the proposed registration to all other Holders so they may have an opportunity to consider joining in such registration, which they may do (subject to the terms and provisions of this Agreement) at their election within ten (10) days after receipt of the notice of the proposed registration by the Company; and

         (b) as soon as practicable, use its reasonable best efforts to effect such registration (including, without limitation, the execution of an undertaking to file post-effective amendments, appropriate qualification under applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the Securities Act) as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any Holder or Holders joining in such request as are specified in a written request given within ten (10) days after receipt of notice from the Company pursuant to
Section 2(a); provided that the Company shall not be obligated to take any action to effect any such registration, qualification or compliance pursuant to this Section 2:

             (i) In any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

             (ii) Prior to the date which is the earlier of (a) one hundred eighty (180) days following the effective date of the registration statement relating to an Initial Public Offering or (b) the release by the underwriters of such offering of the related lock-up agreements;


                                     2.3-3

             (iii) Within the one hundred twenty (120) day period immediately following the effective date of a registration statement pertaining to a firm commitment underwritten public offering of Common Stock for its own account or for the account of a shareholder (including any Holder) of the Company who has exercised a demand right to register shares of Common Stock (other than a registration relating solely to a Commission Rule 145 transaction, a registration relating solely to employee benefit plans, or a registration statement on Form S-3 (or any similar short-form registration statement));

             (iv) Within the sixty (60) day period immediately following the effective date of a registration statement on Form S-3 (or any similar short-form registration statement) pertaining to a firm commitment underwritten public offering of Common Stock for its own account or for the account of another shareholder of the Company who has exercised a demand right to register shares of Common Stock (other than a registration relating solely to a Commission Rule 145 transaction or a registration relating solely to employee benefit plans); or

             (v) After the Company has effected two (2) registrations pursuant to this Section 2 and such registrations have been declared or ordered effective and have remained effective for a period of at least ninety (90) consecutive days.

         Subject to the foregoing clauses (i) through (v), the Company shall file a registration statement covering the Registrable Securities so requested to be registered as soon as practicable after receipt of the request of the Initiating Holders. The Initiating Holders may, at any time prior to the effective date of the registration statement relating to such registration, revoke such request, without liability (except as set forth in Section 6 hereof) to the Initiating Holders or any other Holders of Registrable Securities requested to be registered pursuant to Section 2(a) hereof, by providing a written notice to the Company revoking such request.

         Notwithstanding the above, the Company shall not be obligated to effect, or to take any action to effect, any registration pursuant to this
Section 2 during the period starting with the date ninety (90) days prior to the Company's good faith estimate of the date of filing of (or in the case of any registration on Form S-3, forty-five (45) days prior), and ending on a date one hundred twenty(120) days after the effective date of (or in the case of any registration on Form S-3, sixty (60) days after), a Company-initiated registration statement in connection with a bona fide firm commitment underwritten registration for securities to be offered for the Company's own account (the "INTENDED REGISTRATION"); provided that the Company is actively employing in good faith all reasonable efforts to cause the Intended Registration to become effective and provided further that the Company gives notice to all Holders upon commencement of such period. The Holders shall be entitled to exercise their rights pursuant to Section 4 hereof with respect to an Intended Registration. An Intended Registration shall not be deemed to be a demand registration of the Holders pursuant to this Section 2.

         (c) Underwriting. If the Holders propose an underwritten offering, the sale of Registrable Securities pursuant to this Section 2 must be made by means of a firm commitment underwriting through underwriters who are reasonably acceptable to the Company and the holders of a majority of the Registrable Securities that are proposed to be distributed through such underwriting. The right of any Holder to registration pursuant to this Section 2 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent requested by such Holder (unless mutually otherwise agreed by a majority in interest of the Holders and such Holder) to the extent provided herein.


                                     2.3-4

         The Company and all Holders proposing to distribute Registrable Securities through such underwriting shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting. Notwithstanding any other provision of this Section 2(c), if the underwriter determines that in its good faith view marketing factors require a limitation of the number of shares to be underwritten and so advises the Initiating Holders in writing, then the Initiating Holders shall so advise the Company and all Holders (except those Holders who have indicated to the Company their decision not to distribute any of their Registrable Securities through such underwriting) and the number of Registrable Securities that may be included in the registration and underwriting shall be allocated first to the Holders on a pro rata basis according to the number of Registrable Securities requested to be included by the Holders; second to the Company; and third to other shareholders of the Company who have requested to sell in the registration. No Registrable Securities excluded from the underwriting by reason of the underwriter's marketing limitation shall be included in such registration. If at least eighty percent (80%) of the Registrable Securities requested to be registered by the Initiating Holders are not included in such registration, then the Initiating Holders may request that the Company effect an additional registration under the Securities Act of all or part of the Initiating Holders' Registrable Securities in accordance with the provisions of this Section 2, and the Company shall effect such additional registration.

         If any Holder disapproves of the terms of the underwriting, such person may elect to withdraw therefrom by written notice to the Company, the underwriter and the Initiating Holders. The Registrable Securities and/or other securities so withdrawn from such underwriting shall also be withdrawn from such registration; provided, however, that, if by the withdrawal of such Registrable Securities a greater number of Registrable Securities held by other Holders may be included in such registration (up to the maximum of any limitation imposed by the underwriters), then the Company shall offer to all Holders who have included Registrable Securities in the registration the right to include additional Registrable Securities in the same proportion used above in determining the underwriter limitation.

         If the underwriter has not limited the number of Registrable Securities to be underwritten, the Company may include securities for its own account or the account of others in such registration if the underwriter so agrees and if the number of Registrable Securities which would otherwise have been included in such registration and underwriting will not thereby be limited.

         (d) If the Company shall furnish to the Initiating Holders a certificate signed by the President of the Company stating that, in the good faith judgment of the Board of Directors of the Company, it would (because of the existence of, or in anticipation of, any acquisition, financing activity, or other transaction involving the Company, or the unavailability for reasons beyond the Company's control of any required financial statements, disclosure of information which is in its best interest not to publicly disclose, or any other event or condition of similar significance to the Company) be seriously detrimental to the Company and its shareholders for such registration statement to be filed on or before the date filing would be required and it is therefore essential to defer the filing of such registration statement, then the Company may direct that such request for registration be delayed for a period not in excess of ninety (90) days, such right to delay a request to be exercised by the Company not more than twice in any twelve (12) month period.

         (e) Effective Registration Statement. A demand registration requested pursuant to this Section 2 shall not be deemed to have been effected unless the registration statement relating thereto (i) has become effective under the Securities Act and any of the Registrable Securities of the Initiating Holders included in such registration have actually been sold thereunder, and (ii) has remained effective

                                     2.3-5
for a period of at least ninety (90) days (or such shorter period in which all Registrable Securities included in such registration have actually been sold thereunder).

         3. S-3 REGISTRATION. In case the Company shall receive from any Holder or Holders a written request or requests that the Company effect a registration on Form S-3 and any related qualification or compliance with respect to all or a part of the Registrable Securities owned by such Holder or Holders, the Company will:


         (a) promptly give written notice of the proposed registration, and any related qualification or compliance, to all other Holders; and

         (b) as soon as practicable, and in any event within 30 days of the receipt of such notice, file a registration statement on Form S-3 and effect all other qualifications and compliances as may be so requested and as would permit or facilitate the sale, distribution, transfer or hedging (through market transactions using brokers, in a firm commitment underwriting, in negotiated transactions or otherwise) of all or such portion of such Holder's or Holders' Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holder or Holders joining in such request as are specified in a written request given within 15 days after receipt of such written notice from the Company; provided, that the Company shall not be obligated to effect any such registration, qualification or compliance pursuant to this Section 3:

             (i) if Form S-3 is not available for such offering by the Holders;

             (ii) if the Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to register Registrable Securities and such other securities (if any) at an aggregate price to the public (net of any underwriters' discounts or commissions) of less than $20 million;

             (iii) if the Company has, within the twelve (12) month period preceding the date of such request, already effected three (3) registrations for the Holders pursuant to this Section 3; or

             (iv) in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance.

         (c) Subject to the foregoing, the Company shall file a registration statement covering the Registrable Securities and other securities so requested to be registered as soon as practicable after receipt of the request or requests of the Holders and shall keep it continuously effective until such Registrable Securities have been sold pursuant thereto.

         (d) Notwithstanding the other provisions of this Section 3, the Company shall have the right to delay the filing of any registration statement on Form S-3 (an "S-3 REGISTRATION") otherwise required to be prepared and filed by the Company pursuant to this Section 3, or to suspend the use of any S-3 Registration, for a period not in excess of 60 days (a "S-3 BLACKOUT PERIOD") if the Company, in the good faith judgment of its Board of Directors, determines (because of the existence of, or in anticipation of, any acquisition, financing activity, or other transaction involving the Company, or the unavailability for reasons beyond the Company's control of any required financial statements,

                                     2.3-6
disclosure of information which is in its best interest not to publicly disclose, or any other event or condition of similar significance to the Company) that the registration and distribution of the Registrable Securities to be covered by such S-3 Registration would be seriously detrimental to the Company and its shareholders, provided that the S-3 Blackout Period shall earlier terminate on the second business day following the completion or abandonment of the relevant financing, acquisition or other transaction or upon public disclosure by the Company or public admission by the Company of such material nonpublic information or such time as such material nonpublic information shall be publicly disclosed; and provided, further, that the Company shall furnish to the Holders a certificate of an executive officer of the Company to the effect that an event permitting a S-3 Blackout Period has occurred (and no other reason need be given). The Company will promptly give the Holders written notice of such determination and an approximation of the period of the anticipated delay; provided, however, that the aggregate number of days included in all S-3 Blackout Periods during any consecutive 12 months shall not exceed 180 days. Each Holder agrees to cease all disposition efforts under such S-3 Registration with respect to Registrable Securities held by such Holder immediately upon receipt of notice of the beginning of any S-3 Blackout Period. The Company shall provide written notice to the Holders of the end of each S-3 Blackout Period.

         4.  PIGGYBACK REGISTRATION.

         (a) If the Company shall determine to register for sale for cash any of its Common Stock, for its own account or for the account of others (other than the Holders), other than a registration relating solely to employee benefit plans or securities issued or issuable to employees, consultants (to the extent the securities owned or to be owned by such consultants could be registered on Form S-8) or any of their Family Members (including a registration on Form S-8), or a registration relating solely to a Commission Rule 145 transaction, a registration on Form S-4 in connection with a merger, acquisition, divestiture, reorganization or similar event, the Company promptly will give to each Holder written notice thereof and shall use its reasonable best efforts to include in such registration (and any related qualification under blue sky laws or other compliance), and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made within ten (10) days after receipt of such written notice from the Company, by any Holder or Holders. However, the Company may, without the consent of the Holders, withdraw such registration statement prior to its becoming effective if the Company has abandoned its proposal to register the securities proposed to be registered thereby.

         (b) Underwriting. If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to Section 4(a). In such event the right of any Holder to registration pursuant to Section 4(a) shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company and any other shareholders of the Company distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company. Notwithstanding any other provision of this Section 4(b), if the underwriter or the Company determines that marketing factors require a limitation of the number of shares to be underwritten, the underwriter may exclude some or all Registrable Securities from such registration and underwriting. The Company shall so advise all Holders (except those Holders who have indicated to the Company their decision not to distribute any of their Registrable Securities through such underwriting), and the number of shares of Registrable

                                     2.3-7

Securities that may be included in the registration and underwriting, if any, shall be allocated among such Holders as follows:

                  (i) In the event of a piggyback registration pursuant to
Section 4(a) that is initiated by the Company, then the number of shares that may be included in the registration and underwriting shall be allocated first to the Company and then to all selling shareholders, including the Holders, who have requested to sell in the registration on a pro rata basis according to the number of shares requested to be included; and

                  (ii) In the event of a piggyback registration pursuant to
Section 4(a) that is initiated by the exercise of demand registration rights by a shareholder or shareholders of the Company, then the number of shares that may be included in the registration and underwriting shall be allocated first to such selling shareholders who exercised such demand and then to all selling shareholders, including the Holders, who have requested to sell in the registration, on a pro rata basis according to the number of shares requested to be included.

         (c) No Registrable Securities excluded from the underwriting by reason of the underwriter's marketing limitation shall be included in such registration. If any Holder disapproves of the terms of any such underwriting, such person may elect to withdraw therefrom by written notice to the Company and the underwriter. The Registrable Securities and/or other securities so withdrawn from such underwriting shall also be withdrawn from such registration; provided, however, that, if by the withdrawal of such Registrable Securities a greater number of Registrable Securities held by other Holders may be included in such registration (up to the maximum of any limitation imposed by the underwriters), then the Company shall offer to all Holders who have included Registrable Securities in the registration the right to include additional Registrable Securities pursuant to the terms and limitations set forth herein in the same proportion used above in determining the underwriter limitation.

         5. REGISTRATION PROCEDURES. In the case of each registration, qualification or compliance effected by the Company pursuant to Section 2, 3 or 4 hereof, the Company will keep each Holder advised in writing as to the initiation of each registration, qualification and compliance and as to the completion thereof. At its expense, the Company will use its reasonable best efforts to:

         (a) prepare and file with the Commission within ninety (90) days (or in the case of any registration on Form S-3, thirty (30) days) after receipt of a request for registration with respect to such Registrable Securities, a registration statement on any form for which the Company then qualifies or which counsel for the Company shall deem appropriate and which form shall be available for the sale of the Registrable Securities in accordance with the intended method(s) of distribution thereof, and use its best efforts to cause such registration statement to become and remain effective; provided that before filing with the Commission a registration statement or prospectus or any amendments or supplements thereto, including documents incorporated by reference after the initial filing of any registration statement, the Company shall (i) furnish to the underwriters, if any, and to one (1) counsel selected by the Holders of a majority of the Registrable Securities covered by such registration statement copies of all such documents proposed to be filed, which documents shall be subject to the review of the underwriters and such counsel, and (ii) notify each Holder of Registrable Securities covered by such registration statement of any stop order issued or threatened by the Commission and take all reasonable actions required to prevent the entry of such stop order or to remove it if entered;

         (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such

                                     2.3-8
registration statement effective for a period of not less than ninety (90) days or such shorter period which shall terminate when all Registrable Securities covered by such registration statement have been sold (but not before the expiration of the 90-day period referred to in Section 4(3) of the Securities Act and Rule 174, or any successor thereto, thereunder, if applicable), and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended method(s) of disposition by the sellers thereof set forth in such registration statement;

         (c) furnish, without charge, to each Holder and each underwriter, if any, of Registrable Securities covered by such registration statement one (1) signed copy of such registration statement, each amendment and supplement thereto (including one (1) conformed copy to each Holder and one (1) signed copy to each managing underwriter and in each case including all exhibits thereto), and such number of copies of the prospectus included in such registration statement (including each preliminary prospectus and any other prospectus filed under Rule 424 under the Securities Act) as such Holders may request, in conformity with the requirements of the Securities Act, and such other documents as such Holder may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Holder, but only while the Company shall be required under the provisions hereof to cause the registration statement to remain effective;

         (d) use its best efforts to register or qualify such Registrable Securities under such other applicable securities or blue sky laws of such jurisdictions as any Holder, and underwriter, if any, of Registrable Securities covered by such registration statement reasonably requests as may be necessary for the marketability of the Registrable Securities (such request to be made by the time the applicable registration statement is deemed effective by the Commission) and do any and all other acts and things which may be reasonably necessary or advisable to enable such Holder and each underwriter, if any, to consummate the disposition in such jurisdictions of the Registrable Securities owned by such Holder; provided that the Company shall not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph (d), (ii) subject itself to taxation in any such jurisdiction, or (iii) consent to general service of process in any such jurisdiction;

         (e) use its best efforts to cause the Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company to enable the Holder or Holders thereof to consummate the disposition of such Registrable Securities;

         (f) immediately notify the managing underwriter, if any, and each Holder of such Registrable Securities at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event which comes to the Company's attention if as a result of such event the prospectus included in such registration statement contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading and the Company shall promptly prepare and furnish to such Holder a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, unless suspension of the use of such prospectus otherwise is authorized herein or in the event of a S-3 Blackout Period, in which case no supplement or amendment need be furnished;


                                     2.3-9

         (g) use its best efforts to cause all such Registrable Securities covered by the registration statement to be listed on the Nasdaq Stock Market or the national securities exchange on which similar securities issued by the Company are then listed, and enter into such customary agreements including a listing application and indemnification agreement in customary form (provided that the applicable listing requirements are satisfied), and to provide a transfer agent and registrar for such Registrable Securities covered by such registration statement no later than the effective date of such registration statement;

         (h) enter into such customary agreements (including an underwriting agreement in customary form) and take all such other actions as the Initiating Holders or the underwriters retained by such Holders, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities, including customary indemnification;

         (i) make available for inspection during normal business hours by any Holder of Registrable Securities covered by such registration statement, any underwriter participating in any disposition pursuant to such registration statement, and any attorney, accountant or other agent retained by any such Holder or underwriter (collectively, the "INSPECTORS"), all financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries (collectively, "RECORDS"), if any, as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company's and its subsidiaries' officers, directors and employees to supply all information and respond to all inquiries reasonably requested by any such Inspector in connection with such registration statement. Notwithstanding the foregoing, the Company shall have no obligation to disclose any Records to the Inspectors in the event the Company determines that such disclosure is reasonably likely to have an adverse effect on the Company's ability to assert the existence of an attorney-client privilege with respect thereto;

         (j) in the event that any contemplated public offering is underwritten, use its best efforts to obtain a "comfort" letter from the Company's independent public accountants in customary form and covering such matters of the type customarily covered by "comfort" letters as the Holders of a majority (by number of shares) of the Registrable Securities being sold reasonably request, and provided that such request is reasonable in the underwriter's point of view;

         (k) use its best efforts to obtain an obtain an opinion of counsel from the Company's counsel in customary form and covering such matters of the type customarily covered in opinions of counsel in connection with such transactions;


                                     2.3-10

         (l) comply, and continue to comply during the period that such registration statement is effective under the Securities Act, in all material respects with the Securities Act and the Securities Exchange Act of 1934 and with all applicable rules and regulations of the Commission with respect to the disposition of all securities covered by such registration statement, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve (12) months, but not more than eighteen (18) months, beginning with the first full calendar month after the effective date of such registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act, and not file any amendment or supplement to such registration statement or prospectus to which Holder shall have reasonably objected on the grounds that such amendment or supplement does not comply in all material respects with the requirements of the Securities Act, having been furnished with a copy thereof at least five (5) business days prior to the filing thereof; and

         (m) in the event the offering is underwritten, develop a presentation reasonably acceptable to the underwriters to facilitate the offering and to make its chief executive officer and chief financial officer available for participation in such meetings and presentations (e.g., road show for the offering) at such locations (including Europe) as the underwriter reasonably requests.

Each Holder of Registrable Securities agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 5(f) hereof, such Holder shall discontinue disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until such Holder's receipt of the copies of the supplemented or amended prospectus contemplated by Section 5(f) hereof, and, if so directed by the Company, such Holder shall deliver to the Company (at the Company's expense) all copies (including, without limitation, any and all drafts), other than permanent file copies, then in such Holder's possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice. In the event the Company shall give any such notice, the period mentioned in Section 5(b) hereof shall be extended by the greater of (i) ten (10) business days or
(ii) the number of days during the period from and including the date of the giving of such notice pursuant to Section 5(f) hereof to and including the date when each Holder of Registrable Securities covered by such registration statement shall have received the copies of the supplemented or amended prospectus contemplated by Section 5(f) hereof.

         6. RULE 144. Notwithstanding anything to the contrary contained herein, no Holder shall have rights to a registration under Section 2, 3 or 4 hereof after the time that such Holder could sell, within ninety (90) days, all of its Registrable Securities pursuant to Rule 144(e) promulgated under the Securities Act or any successor rule thereto; provided that the Company hereby agrees to take the following actions to ensure the availability of Rule 144 to each such Holder (or such similar actions as shall be required under any successor rule thereto):

         (a) make and keep public information available as those terms are understood and defined in Rule 144;

         (b) use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

         (c) so long as any Holder owns any Registrable Securities, furnish to a Holder upon request, a written statement by the Company as to its compliance with the reporting requirements of Rule 144 (at any time from and after ninety
(90) days following the effective date of the registration statement relating to an Initial Public Offering), and of the Securities Act and the Exchange Act (at any

                                     2.3-11
time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed as the Holder may reasonably request.

         7. REGISTRATION EXPENSES. The Company shall pay all expenses in connection with any registration, including, without limitation, all registration, filing and NASD fees, printing expenses, all fees and expenses of complying with securities or blue sky laws, the fees and disbursements of one counsel for the Holders and the fees and disbursements of counsel for the Company and of its independent accountants; provided that, in any registration, each party shall pay for its own underwriting discounts and commissions and transfer taxes. The Company shall not, however, be required to pay for expenses of any registration proceeding begun pursuant to Section 2, 3 or 4 hereof, the request of which has been subsequently withdrawn by the Initiating Holders (unless the withdrawal is based upon material adverse information concerning the Company of which the Initiating Holders were unaware at the time of such request), in which case such expenses shall be borne by the Holders whose securities were to be included in the registration in proportion to the number of shares for which such registration was requested.

         8. ASSIGNMENT OF RIGHTS. Any Holder may assign its rights under this Agreement to any party acquiring 2,400,000 shares or more of Registrable Securities; provided, however, that a Holder may assign its rights under this Agreement without such restrictions to a transferee or assignee that controls, is controlled by or is under common control with such Holder.

         9. INFORMATION BY HOLDER. The Holder or Holders of Registrable Securities included in any registration shall furnish to the Company such information regarding such Holder or Holders and the distribution proposed by such Holder or Holders as the Company may request in writing.

         10. "MARKET STAND OFF" AGREEMENT. Each Holder agrees not to sell or otherwise transfer or dispose of any Common Stock (or other securities) of the Company held by it during the 180 day period following the effective date of the Initial Public Offering if so requested by the Company and underwriters of Common Stock (or other securities) of the Company. The Company may impose stop transfer instructions with respect to the shares (or securities) subject to the foregoing restriction until the end of such period.

         11. INDEMNIFICATION.

         (a) In the event of the offer and sale of Registrable Securities held by Holders under the 1933 Act, the Company shall, and hereby does, indemnify and hold harmless, to the fullest extent permitted by law, each Holder, its directors, officers, partners, each other person who participates as an underwriter in the offering or sale of such securities, and each other Person, if any, who controls or is under common control with such Holder or any such underwriter within the meaning of Section 15 of the 1933 Act, against any losses, claims, damages or liabilities, joint or several, and expenses to which the Holder or any such director, officer, partner or underwriter or controlling person may become subject under the 1933 Act or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such shares were registered under the 1933 Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances in which they

                                     2.3-12
were made not misleading or any violation by the Company of any federal, state or common law rule or regulation applicable to the Company and relating to action required of or inaction by the Company in connection with any such registration, and the Company shall reimburse the Holder, and each such director, officer, partner, underwriter and controlling person for any legal or any other expenses reasonably incurred by them in connection with investigating, defending or settling any such loss, claim, damage, liability, action or proceeding; provided that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by or on behalf of such Holder specifically stating that it is for use in the preparation thereof. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Holders, or any such director, officer, partner, underwriter or controlling person and shall survive the transfer of such shares by the Holder.

         (b) The Company may require, as a condition to including any Registrable Securities to be offered by a Holder in any registration statement filed pursuant to this Agreement, that the Company shall have received an agreement from such Holder to be bound by the terms of this Section 11, including an undertaking reasonably satisfactory to it from such Holder, to indemnify and hold the Company, its directors and officers and each other Person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act, against any losses, claims, damages or liabilities, joint or several, to which the Company or any such director or officer or controlling person may become subject under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement in or omission or alleged omission from such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information about such Holder as a Holder of the Company furnished to the Company through an instrument duly executed by such Holder specifically stating that it is for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement; provided, however, that such indemnity agreement found in this Section 11(b) shall in no event exceed the gross proceeds from the offering received by such Holder. Such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of the Company or any such director, officer or controlling person and shall survive the transfer by any Holder of such shares.

         (c) Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in
Section 11(a) or (b) hereof (including any governmental action), such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the indemnifying party of the commencement of such action; provided that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under Section 11(a) or (b) hereof, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist or the indemnified party may have defenses not available to the indemnifying party in respect of such claim, the indemnifying party shall be entitled to participate in and to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party and, after notice from the indemnifying party to such


                                     2.3-13
indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties arises in respect of such claim after the assumption of the defenses thereof, other than reasonable costs of investigation. Neither an indemnified nor an indemnifying party shall be liable for any settlement of any action or proceeding effected without its consent. No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation. Notwithstanding anything to the contrary set forth herein, and without limiting any of the rights set forth above, in any event any party shall have the right to retain, at its own expense, counsel with respect to the defense of a claim.

         (d) The indemnification required by Section 11(a) and (b) hereof shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expenses, losses, damages or liabilities are incurred.

         (e) If the indemnification provided for in this Section 11 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense referred to herein, the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage or expense as is appropriate to reflect the proportionate relative fault of the indemnifying party on the one hand and the indemnified party on the other (determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission relates to information supplied by the indemnifying party or the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission), or (ii) if the allocation provided by clause (i) above is not permitted by applicable law or provides a lesser sum to the indemnified party than the amount hereinafter calculated, not only the proportionate relative fault of the indemnifying party and the indemnified party, but also the relative benefits received by the indemnifying party on the one hand and the indemnified party on the other, as well as any other relevant equitable considerations. No indemnified party guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any indemnifying party who was not guilty of such fraudulent misrepresentation.

         (f) Other Indemnification. Indemnification similar to that specified in the preceding subsections of this Section 11 (with appropriate modifications) shall be given by the Company and each Holder of Registrable Securities with respect to any required registration or other qualification of securities under any federal or state law or regulation or governmental authority other than the Securities Act.

         12. MISCELLANEOUS.

         (a) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Georgia applicable to contracts between Georgia residents entered into and to be performed entirely within the State of Georgia.

         (b) Successors and Assigns. Except as otherwise provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, executors and administrators of the parties hereto. In the event the Company merges with, or is otherwise acquired by, a direct or

                                     2.3-14
indirect subsidiary of a publicly-traded company, the Company shall condition the merger or acquisition on the assumption by such parent company of the Company's obligations under this Agreement.

         (c) Entire Agreement. This Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof.

         (d) Notices, etc. All notices and other communications required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or three (3) business days following deposit with the United States Postal Service, by certified mail, return receipt requested, postage prepaid, or otherwise delivered by hand or by messenger, addressed: (a) if to the HBOC, c/o McKesson HBOC, Inc., One Post Street, San Francisco, California, 94104, Attention: General Counsel, with copies to Jones, Day, Reavis & Pogue, 3500 SunTrust Plaza, 303 Peachtree Street, Atlanta, Georgia, 30308-3242, Attention: Robert W. Smith, Esq. and Skadden, Arps, Slate, Meagher & Flom LLP, 525 University Avenue, Palo Alto, California, 94301, Attention: Kenton
J. King, or (b) if to any other Holder of any Registrable Securities, at such address as such holder shall have furnished the Company in writing, or, until any such Holder so furnishes an address to the Company, then to and at the address of the last Holder of such Registrable Securities who has so furnished an address to the Company, or (c) if to the Company, at WebMD, Inc., 400 The Lenox Building, 3399 Peachtree Road, Atlanta, Georgia 30326, Attention: General Counsel, or at such other address as the Company shall have furnished to HBOC and each such other Holder in writing.

         (e) Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to any Holder of any Registrable Securities, upon any breach or default of the Company under this Agreement, shall impair any such right, power or remedy of such Holder nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereunder occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any Holder of any breach or default under this Agreement, or any waiver on the part of any Holder of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement, or by law or otherwise afforded to any holder, shall be cumulative and not alternative.

         (f) Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.

         (g) Severability. In the case any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         (h) Amendments. The provisions of this Agreement may be amended at any time and from time to time, and particular provisions of this Agreement may be waived, with and only with an agreement or consent in writing signed by the Company and by the holders of a majority of the number of shares of Registrable Securities (or securities convertible into Registrable Securities) outstanding as of the date of such amendment or waiver. HBOC acknowledges that by the operation of this Section 10(h), the holders of a majority of the outstanding Registrable Securities may have the right and power to diminish or eliminate all rights of HBOC under this Agreement.



                                     2.3-15

                      [SIGNATURES FOLLOW ON THE NEXT PAGE]


                                     2.3-16

         IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the day and year first above written.



                                   WEBMD, INC.


                                   By:
                                      -----------------------------------------
                                      Its:





                                  HBO & COMPANY



                                  By:
                                     ------------------------------------------
                                     Its:


         The undersigned execute this Agreement for the purpose of acknowledging that upon the consummation of the transactions contemplated by the Healtheon-WebMD Reorganization Agreement either Healtheon Corporation or Healtheon/WebMD Corporation, which ever shall be the acquiror under the Healtheon-WebMD Reorganization Agreement, shall assume the obligations of WebMD, Inc. under this Agreement.

                                  HEALTHEON CORPORATION


                                  BY:
                                     ------------------------------------------
                                  TITLE:
                                        ---------------------------------------

                                  HEALTHEON-WEBMD CORPORATION


                                  BY:
                                     ------------------------------------------
                                  TITLE:
                                        ---------------------------------------


                                     2.3-17

                                   EXHIBIT 2.4


                              ARTICLES OF AMENDMENT

                  ARTICLES OF AMENDMENT TO AMENDED AND RESTATED
                    ARTICLES OF INCORPORATION OF WEBMD, INC.


         In accordance with Section 14-2-1003 of the Georgia Business Corporation Code (the "Code"), WebMD, Inc. (the "Corporation"), a corporation organized and existing under and by virtue of the Code, DOES HEREBY CERTIFY:

         1.       The name of the Corporation is WebMD, Inc.

         2. Effective the date hereof, the first paragraph of Article Two of the Amended and Restated Articles of Incorporation of the Corporation is amended by deleting such paragraph in its entirety and substituting therefore the following:

                                    "The total number of shares of all classes
                           which the Corporation has the authority to issue is 107,000,000, of which: (i) 70,000,000 shares of stock are designated as Common Stock (without designation as to series); (ii) 3,000,000 shares are designated as Common Stock Series B; (iii) 1,500,000 shares are designated as Common Stock Series C; (iv) 15,000,000 shares are designated as Common Stock Series D; (v) 2,500,000 shares are designated as Common Stock Series E; (vi) 5,000,000 shares are designated as Common Stock Series F; and (vii) 10,000,000 shares are designated as Preferred Stock. The designations, voting powers, preferences, relative rights, qualifications, limitations and restrictions of or on each class and series of stock are as follows:"

         3. Effective the date hereof, Section A of Article Two of the Amended and Restated Articles of Incorporation of the Corporation is amended by deleting such paragraph in its entirety and substituting therefore the following:

                           "A.      Common Stock

                                    The Corporation's authorized and issued
                           shares of Common Stock Series A are hereby renamed "Common Stock," without designation as to series. The Corporation is authorized to issue 70,000,000 shares of Common Stock, without par value per share. Each share of Common Stock shall be entitled to one vote.

                                    The Corporation is authorized to issue
                           3,000,000 shares of Common Stock Series B, without par value per share. The Common Stock Series B shall have rights that are identical to that of the Common Stock, except that (i) shares of Common Stock Series B shall have no voting rights except as may be otherwise required by the Georgia Business Corporation Code, as amended (the "Act"); and (ii) in the event of any liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, holders of each share of Common Stock Series B, Common Stock Series C and Common Stock Series E shall be entitled to be paid first out of the assets of the Corporation available for distribution to holders of the Corporation's capital stock of all classes or series, before any sums shall be paid or any assets distributed among the holders of the shares of Common Stock, Common Stock Series D or Common Stock Series F, in an amount equal to $0.285714 per share of Common Stock Series B.

                                    The Corporation is authorized to issue
                           1,500,000 shares of Common Stock Series C, without par value per share. The Common Stock Series C shall have rights that are identical to that of the Common Stock, except that (i) shares of Common Stock Series C shall have no voting rights except as may be otherwise required by the Act; and (ii) in the event of any liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, holders of each share of Common Stock Series C, Common Stock Series B and Common Stock Series E shall be entitled to be paid first out of the assets of the Corporation available for distribution to holders of the Corporation's capital stock of all classes or series, before any sums shall be paid or any assets distributed among the holders of shares of Common Stock, Common Stock Series D or Common Stock Series F, in an amount equal to $1.00 per share of Common Stock Series C.

                                    The Corporation is authorized to issue
                           15,000,000 shares of Common Stock Series D, without par value per share. The Common Stock Series D shall have rights that are identical to that of the Common Stock, except that shares of Common Stock Series D shall have no voting rights except as may be otherwise required by the Act.

                                    The Corporation is authorized to issue
                           2,500,000 shares of Common Stock Series E, without par value per share. The Common Stock Series E shall have rights that are identical to that of the Common Stock, except that (i) shares of Common Stock Series E shall have no voting rights except as may be otherwise required by the Act; and (ii) in the event of any liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, holders of each share of Common Stock Series E, Common Stock Series C and Common Stock Series B shall be entitled to be paid first out of the assets of the Corporation available for distribution to holders of the Corporation's capital stock of all classes or series, before any sums shall be paid or any assets distributed among the holders of shares of Common Stock, Common Stock Series D or Common Stock Series F, in an amount equal to $1.00 per share of Common Stock Series E.

                                     2.4-2

                                    The Corporation is authorized to issue
                           5,000,000 shares of Common Stock Series F, without par value per share. The Common Stock Series F shall have rights that are identical to that of the Common Stock, except that shares of Common Stock Series F shall have no voting rights except as may be otherwise required by the Act.

                                    If the assets of the Corporation are
                           insufficient to permit the payment in full to the holders of the Common Stock Series B, Series C and Series E of the amounts distributable to such holders upon the liquidation, dissolution or winding-up of the Corporation, then the assets of the Corporation available for such distribution shall be distributed ratably among the holders of the Common Stock Series B, Common Stock Series C and Common Stock Series E based on the relative liquidation preferences of the Common Stock Series B, Common Stock Series C and Common Stock Series E. For purposes of effecting such ratable distribution between the Common Stock Series B, Common Stock Series C and Common Stock Series E, each share of Common Stock Series B will be entitled to $0.285714 per each $1.00 to be distributed to each share of Common Stock Series C or Common Stock Series E.

                                    Whenever a distribution provided for herein
                           shall be paid in property other than cash, the value of such property shall be its fair market value as determined in good faith by the Board of Directors of the Corporation.

                                    Holders of Common Stock, whether with or
                           without designation as to series, shall be entitled to receive such dividends and other distributions in cash, stock or property of the Corporation as may be declared by the Board of Directors from time to time out of funds of the Corporation legally available therefor.

                                    Immediately prior to the closing of an
                           Initial Public Offering, each issued and outstanding share of Common Stock Series B, Common Stock Series C, Common Stock Series D, Common Stock Series E and Common Stock Series F will become and be, without further act by the holders of any Common Stock of the Corporation, whether with or without designation as to series, automatically converted into one share of Common Stock, without designation as to series, and the Board of Directors of the Corporation may thereafter at its election file Articles of Amendment to the Articles of Incorporation without further vote or action by the holders of any Common Stock of the Corporation, whether with or without designation as to series, confirming the elimination of the series designations of Common Stock, which amendment shall amend and restate the first sentence of Article II of the Corporation's Amended and Restated Articles of Incorporation to read in full as follows:


                                     2.4-3

                                            "The total number of shares of stock
                                    of all classes which the Corporation has the authority to issue is 85,000,000, of which 75,000,000 shares are designated as Common Stock and of which 10,000,000 shares are designated as Preferred Stock."

                           and shall amend and restate Section A of Article II of the Corporation's Articles of Incorporation to read in full as follows:

                                             "The Corporation is authorized to
                                    issue 75,000,000 shares of Common Stock
                                    without par value per share. Each share of Common Stock shall be entitled to one vote."

                                    The term "Initial Public Offering" means the
                           offer and sale by the Corporation of its equity securities in a transaction underwritten by an investment banking firm following the completion of which (i) such equity securities will be listed for trading on any national securities exchange or (ii) there will be at least two market makers who are making a market in such equity securities through the Nasdaq National Market System."

         4. In accordance with Section 14-2-1003 of the Georgia Business Corporation Code, the amendment contained herein was duly adopted at a meeting of the Board of Directors held on August ___, 1998 and submitted to a vote of the shareholders entitled to vote thereon. Such shareholders duly adopted the amendment contained herein at a meeting held on August ___, 1999.


                      [SIGNATURES FOLLOW ON THE NEXT PAGE]



                                     2.4-4

         IN WITNESS WHEREOF, the Corporation has caused these Articles of Amendment to be signed by the undersigned duly authorized officer, this _____ day of __________, 1999.

                                               WEBMD, INC.


                                               By:
                                                  -----------------------------

                                               Name (print):
                                                            -------------------

                                               Title:
                                                     --------------------------



                                     2.4-5

                                  EXHIBIT 3.1


                            FORM OF VOTING AGREEMENT



                                VOTING AGREEMENT


         This Voting Agreement (this "AGREEMENT") is made and entered into as of ________, 1999, by and between Healtheon Corporation, a Delaware corporation ("HEALTHEON"), and HBO & Company, a Delaware corporation (the "SHAREHOLDER"), a shareholder of WebMD, Inc., a Georgia corporation (the "COMPANY").

                                    RECITALS

         A. Healtheon, the Company and Water Acquisition Corp., a wholly owned subsidiary of Healtheon ("MERGER SUB"), entered into an Agreement and Plan of Reorganization dated as of May 20, 1999 (as the same may be amended from time to time, the "MERGER AGREEMENT"), which provides for the combination of the businesses of Healtheon and the Company. The Merger Agreement provides for such combination to be effected through one of two structures; a subsidiary of Healtheon/WebMD Corporation, a newly formed Delaware corporation ("HEALTHEON/WEBMD") may be merged with and into Healtheon and another subsidiary of Healtheon/WebMD merged into the Company ("REORGANIZATION STRUCTURE ONE") or Merger Subsidiary may be merged with and into the Company ("REORGANIZATION STRUCTURE TWO"). The merger of a subsidiary of Healtheon/WebMD into the Company (in the event the combination is effected through Reorganization Structure One) or the merger of Merger Sub into the Company (in the event the combination is effected through Reorganization Structure Two) is referred to herein as the "MERGER."

         B. Shareholder is the record holder of 967,000 shares of Series A Preferred Stock of the Company and 650,000 shares of Series B Preferred Stock of the Company.

         C. In consideration of one dollar ($1.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Shareholder is willing to agree to vote the Shares (as defined below) and the New Shares (as defined below) so as to facilitate consummation of the Merger.

         NOW, THEREFORE, intending to be legally bound, the parties agree as follows:

         1. AGREEMENT TO VOTE SHARES; ADDITIONAL PURCHASES; TRANSFERS AND ENCUMBRANCE.

         1.1 AGREEMENT TO VOTE SHARES. At every meeting of the shareholders of the Company called with respect to any of the following, and at every adjournment thereof, and on every action or approval by written consent of the shareholders or any group of shareholders of the Company with respect to any of the following, Shareholder shall cause the Shares and any New Shares (as defined below) to be voted:

                  (i) in favor of the adoption of the amendment to the Designations of the Preferences, Limitations and Relative Rights of the Series A Preferred Stock of the Company and the amendment to the Designations of the Preferences, Limitations and Relative Rights of the Series B Preferred Stock of the Company, each as set forth on Exhibit A hereto;

                  (ii) in favor of approval of the Merger and the adoption and approval of the Merger Agreement, including all actions contemplated thereby;

                  (iii) in favor of the conversion of all shares of preferred stock of the Company into shares of Common Stock immediately prior to, and contingent upon, the Closing of the Merger;

                  (iv) in favor of approval of any payments, purchases, sales or accelerations of capital stock of the executive officers of the Company that may be deemed to constitute "parachute payments" pursuant to Section 280G of the Internal Revenue Code of 1986, as amended;

                  (v) against approval of any proposal made in opposition to, or in competition with, consummation of the Merger and the Merger Agreement; and

                  (vi) against any of the following actions (other than those actions that relate to the Merger and are contemplated by the Merger Agreement): (A) any merger, consolidation, business combination, sale of assets, reorganization or recapitalization of the Company with any party; (B) any dissolution, liquidation or winding up of the Company; (C) any joint venture or material strategic relationship with any party; (D) any material change in the capitalization of the Company or the Company's capital structure, except as contemplated by this Section 1.1 and Section 3 hereof or the Merger Agreement or any other voting agreement or conversion agreement entered into in connection therewith; or (E) any other action that is intended, or could reasonably be expected to impede, interfere with, delay, postpone, discourage or adversely affect the Merger or any of the transactions contemplated by the Merger Agreement.

                  Notwithstanding the foregoing or any other provision contained in this Agreement, Shareholder shall not be obligated to vote in favor of the Merger and the adoption and approval of the Merger Agreement in the event the Exchange Ratio (as defined in the Merger Agreement) is reduced below 1.796.

         1.2 DEFINITION. For purposes of this Agreement, "SHARES" shall mean all issued and outstanding shares of capital stock of the Company for which Shareholder is the beneficial owner or over which Shareholder has voting control, including any securities convertible into, or exercisable or exchangeable for shares of the Company's capital stock, all as set forth in the Recitals hereto.

         1.3 ADDITIONAL PURCHASES. Shareholder agrees that any shares of capital stock of the Company that Shareholder purchases or with respect to which Shareholder otherwise acquires beneficial ownership or voting control after the execution of this Agreement and prior to the date of termination of this Agreement ("NEW Shares") shall be subject to the terms and conditions of this Agreement to the same extent as if they constituted Shares.

         1.4 TRANSFER AND ENCUMBRANCE. Prior to the Merger, Shareholder agrees not to transfer, sell, exchange, pledge, gift, or otherwise dispose of or encumber (collectively, "TRANSFER") any of the

                                     3.1-2

Shares or any New Shares or to discuss, negotiate, or make any offer or agreement relating thereto, other than to or with Healtheon or WebMD without the prior written consent of Healtheon, which consent shall not be withheld to the extent that such Transfer does not result in less than a majority of the outstanding shares of any class or series of capital stock of WebMD (computed assuming exercise of all outstanding options and warrants) being subject to provisions of this Agreement or a voting agreement substantially similar to this Agreement; provided that no person who is not an affiliate of WebMD as that term is used in Rule 145 of the Securities Act shall execute a voting agreement. Shareholder acknowledges that the intent of the foregoing sentence is to ensure that Healtheon retains the right under the Proxy (as defined in Section 2 hereof) to vote a sufficient number of the Shares and any New Shares in accordance with the terms of the Proxy to ensure the approval of the transactions contemplated by the Merger Agreement.

         2. IRREVOCABLE PROXY. Concurrently with the execution of this Agreement, Shareholder agrees to deliver to Healtheon a proxy in the form attached hereto as Exhibit B (the "PROXY") with respect to the Shares and New Shares, which, subject to Section 7 hereof, shall be irrevocable to the fullest extent permitted by applicable law.

         3. ELECTION TO CONVERT PREFERRED STOCK INTO COMMON STOCK. Effective immediately prior to the Effective Time (as defined in the Merger Agreement) of the Merger, Shareholder hereby irrevocably elects to convert all shares of all series of preferred stock of the Company held by Shareholder into shares of Common Stock of the Company in accordance with the Company's Articles of Incorporation, as amended through the consummation of the Merger.

         4.       REPRESENTATIONS AND WARRANTIES OF THE SHAREHOLDER.

                  (i) With respect to the Shares owned by Shareholder, Shareholder is the owner of the Shares free and clear of any liens, claims, options, charges or other encumbrances.

                  (ii) Shareholder (A) has full authority to vote and direct the voting of the Shares; (B) does not beneficially own any securities of the Company other than the Shares indicated on the final page of this Agreement; and (C) has full power and authority to make, enter into and carry out the terms of this Agreement and the Proxy.

                  (iii) Shareholder has been advised that (A) the issuance of shares of Healtheon/WebMD Common Stock (in the event the business combination is effected through Reorganization Structure One) or Healtheon Common Stock (in the event the combination is effected through Reorganization Structure Two) in connection with the Merger is expected to be effected pursuant to a Registration Statement on Form S-4 under the Securities Act of 1933, as amended (the "ACT"), and as such will not be deemed "restricted securities" within the meaning of Rule 144 promulgated thereunder and resale thereof shall be subject to the restrictions set forth in Rule 145 of the Act and (B) Shareholder may be deemed to be an affiliate of the Company, Healtheon and/or Healtheon/WebMD. Shareholder accordingly agrees not to sell, transfer or otherwise dispose of any Healtheon/WebMD Common Stock or Healtheon Common Stock issued to Shareholder in the Merger unless (x) such sale, transfer or other disposition is made in conformity with the requirements of Rule 145(d) promulgated under the Act and in effect on the date of such sale, transfer or other disposition, (y) an authorized representative of the SEC takes the position in writing to the effect that the SEC would take no action, or that the staff of the SEC would not recommend that the SEC take action, with respect to such sale, transfer or other disposition, and a copy of such written position ("NO ACTION


                                     3.1-3

CORRESPONDENCE") is delivered to Healtheon/WebMD or Healtheon, as the case may be, or (z) Shareholder delivers to Healtheon/WebMD or Healtheon, as the case may be, a written opinion of counsel, reasonably acceptable to Healtheon/WebMD or Healtheon, as the case may be, in form and substance, that such sale, transfer or other disposition is otherwise exempt from registration under the Act.

                  (iv) Healtheon/WebMD or Healtheon, as the case may be, will give stop transfer instructions to its transfer agent with respect to any Healtheon/WebMD Common Stock or Healtheon Common Stock received by Shareholder pursuant to the Merger and there will be placed on the certificates representing such Healtheon/WebMD Common Stock or Healtheon, as the case may be, or any substitutions therefor, a legend stating in substance:

         "THE SHARES REPRESENTED BY THIS CERTIFICATE WERE ISSUED IN A TRANSACTION TO WHICH RULE 145 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, APPLIES AND MAY ONLY BE TRANSFERRED (A) IN CONFORMITY WITH RULE 145(d) UNDER SUCH ACT, OR (B) IN ACCORDANCE WITH A WRITTEN OPINION OF COUNSEL, REASONABLY ACCEPTABLE TO THE ISSUER IN FORM AND SUBSTANCE THAT SUCH TRANSFER IS EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED."

The legend set forth above shall be removed (by delivery of a substitute certificate without such legend) and Healtheon/WebMD or Healtheon, as the case may be, shall instruct its transfer agent to remove such legend, if Shareholder delivers to Healtheon/WebMD or Healtheon, as the case may be, (A) satisfactory written evidence that the shares have been sold in compliance with Rule 145 (in which case, the substitute certificate will be issued in the name of the transferee), (B) a copy of the No Action Correspondence, (C) an opinion of counsel, in form and substance reasonably satisfactory to Healtheon/WebMD or Healtheon, as the case may be, to the effect that public sale of the shares by the holder thereof is no longer subject to Rule 145, or (D) a written request for removal of such legend after the earlier of (x) the inapplicability of Rule 145 by its terms, or (y) the effective date of any action by the SEC eliminating the restrictions upon sale, transfer or disposition under Rule 145 or otherwise rendering compliance with such restrictions unnecessary.


         5. ADDITIONAL DOCUMENTS; SHAREHOLDER AGREEMENT. Shareholder and Healtheon hereby covenant and agree to execute and deliver any additional documents necessary or desirable, in the reasonable opinion of Healtheon or Shareholder, as the case may be, to carry out the intent of this Agreement. Shareholder agrees to take such action as may be required by it to terminate the Restated Stockholders Agreement dated October 18, 1996, as amended, and the Shareholders Agreement dated August 24, 1998, as amended, effective as of the consummation of the Merger.

         6. CONSENT AND WAIVER. Shareholder hereby gives any consents or waivers that may otherwise be required for the consummation of the Merger under the terms of any agreements to which Shareholder is a party or pursuant to any rights Shareholder may have.

         7. TERMINATION. This Agreement and the Proxy shall terminate and shall have no further force or effect as of the earlier to occur of (i) such date and time as the Merger shall become effective in accordance with the terms and provisions of the Merger Agreement (in which case the


                                     3.1-4
provisions of Section 4 (iii) and (iv) above shall continue to apply) or (ii) such date and time as the Merger Agreement shall have been terminated in accordance with its terms.

         8.       MISCELLANEOUS.

         8.1 FIDUCIARY OBLIGATIONS. Nothing in this Agreement shall be interpreted to limit the discharge of any fiduciary obligations of a director who is a designee of the Shareholder serving on the Board of Directors of the Company, solely in such designee's capacity as a director of the Company and not in the Shareholder's capacity as owner of its Shares.

         8.2 SEVERABILITY. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, then the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

         8.3 BINDING EFFECT AND ASSIGNMENT. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns and any person or entity to which legal or beneficial ownership of such Shares or New Shares shall pass whether by operation of law or otherwise, but, except as otherwise specifically provided herein, neither this Agreement nor any of the rights, interests or obligations of the parties hereto may be assigned by either of the parties without prior written consent of the other.

         8.4 AMENDMENTS AND MODIFICATION. This Agreement may not be modified, amended, altered or supplemented except upon the execution and delivery of a written agreement executed by the parties hereto.

         8.5 SPECIFIC PERFORMANCE; INJUNCTIVE RELIEF. The parties hereto acknowledge that Healtheon will be irreparably harmed and that there will be no adequate remedy at law for a violation of any of the covenants or agreements of Shareholder set forth herein. Therefore, it is agreed that, in addition to any other remedies that may be available to Healtheon upon any such violation, Healtheon shall have the right to enforce such covenants and agreements by specific performance, injunctive relief or by any other means available to Healtheon at law or in equity.

         8.6 NOTICES. All notices, requests, claims, demands and other communications hereunder shall be in writing and sufficient if delivered in person or sent by overnight courier by a reputable carrier (prepaid) to the respective parties as follows:

         If to WebMD                        Healtheon Corporation
           or Healtheon:                    4600 Patrick Henry Drive
                                            Santa Clara, California 95054
                                            Attention: Jack Dennison, Esq.

                                                     and

                                            WebMD, Inc.
                                            400 The Lenox Building
                                            3399 Peachtree Road
                                            Atlanta, Georgia 30326


                                     3.1-5

                                      Attention:  W. Michael Heekin. Esq.

         With copies to:              Nelson Mullins Riley & Scarborough, L.L.P.
                                      Bank of America Corporate Center
                                      Suite 2600
                                      100 North Tryon Street
                                      Charlotte, North Carolina 28202
                                      Attention: H. Bryan Ives III, Esq.
                                                 C. Mark Kelly, Esq.

                                               and

                                      Wilson Sonsini Goodrich & Rosati, P.C.
                                      650 Page Mill Road
                                      Palo Alto, California 94304-1050
                                      Attention: Larry W. Sonsini, Esq.
                                                 Martin W. Korman, Esq.
                                                 Daniel R. Mitz, Esq.

         If to Shareholder:           McKesson HBOC, Inc.
                                      One Post Street
                                      San Francisco, California 94104
                                      Attention: General Counsel

         With a copy to:              Jones, Day, Reavis & Pogue
                                      3500 SunTrust Plaza
                                      303 Peachtree Street
                                      Atlanta, Georgia 30308-3242
                                      Attention: Robert W. Smith, Esq.

                                               and

                                      Skadden, Arps, Slate, Meagher & Flom LLP
                                      525 University Avenue, Suite 220
                                      Palo Alto, CA 94301
                                      Attention: Kenton J. King, Esq.

or to such other address as any party may have furnished to the other in writing in accordance herewith, except that notices of change of address shall only be effective upon receipt.

         8.7 GOVERNING LAW. This Agreement shall be governed by, and construed and enforced in accordance with, the internal laws of the State of Georgia (without regard to the principles of conflict of laws thereof).

         8.8 ENTIRE AGREEMENT. This Agreement contains the entire understanding of the parties in respect of the subject matter hereof, and supersedes all prior negotiations and understandings between the parties with respect to such subject matter.


                                     3.1-6

         8.9 COUNTERPARTS. This Agreement may be executed in several counterparts, each of which shall be an original, but all of which together shall constitute one and the same agreement.

         8.10 EFFECT OF HEADINGS. The section headings herein are for convenience only and shall not affect the construction or interpretation of this Agreement.



                      [SIGNATURES FOLLOW ON THE NEXT PAGE]



                                     3.1-7

         IN WITNESS WHEREOF, the parties have caused this Voting Agreement to be duly executed on the date and year first above written.

                                   WEBMD, INC.


                                   By:
                                      -----------------------------------------
                                      Its:



                                   HEALTHEON CORPORATION


                                   By:
                                      -----------------------------------------
                                      Its:



                                   HBO & COMPANY


                                   By:
                                      ------------------------------------------
                                      Its:


                                     3.1-8

                                    EXHIBIT A

                                  AMENDMENT TO
                          CERTIFICATES OF DESIGNATIONS

AMENDMENT TO CERTIFICATE OF DESIGNATIONS OF SERIES A PREFERRED STOCK

         "RESOLVED, that the term "Common Stock" used in Subsection (d)(3)(A) in the Designations of Preferences, Limitations and Relative Rights of the Series A Preferred Stock of WebMD, Inc. contained in Article II.B of the Amended and Restated Articles of Incorporation is hereby amended to mean, for purposes of Subsection (d)(3)(A) only, the Common Stock Series D, no par value per share, of the Corporation."


AMENDMENT TO CERTIFICATE OF DESIGNATIONS OF SERIES B PREFERRED STOCK

         "RESOLVED, that the term "Common Stock" used in Subsection (d)(3)(A) in the Designations of Preferences, Limitations and Relative Rights of the Series B Preferred Stock of WebMD, Inc. contained in Article II.B of the Amended and Restated Articles of Incorporation is hereby amended to mean, for purposes of Subsection (d)(3)(A) only, the Common Stock Series D, no par value per share, of the Corporation."


                                     3.1-9

                                    EXHIBIT B

                                IRREVOCABLE PROXY


         The undersigned Shareholder of WebMD, Inc., a Georgia corporation (the "COMPANY"), hereby irrevocably appoints the directors on the Board of Directors of Healtheon Corporation, a Delaware corporation ("HEALTHEON"), and each of them, as the sole and exclusive attorneys and proxies of the undersigned, with full power of substitution and resubstitution, to the full extent of the undersigned's rights with respect to the voting of the Shares and New Shares (as each such term is defined in the Voting Agreement of even date between Healtheon and the Shareholder (the "VOTING AGREEMENT")) on the matters described below (and on no other matter), until such time as that certain Agreement and Plan of Reorganization dated as of May 20, 1999 among Healtheon, Water Acquisition Corp., a Georgia corporation ("MERGER SUB"), and the Company (the Agreement and Plan of Reorganization, as the same may be amended from time to time, is referred to herein as the "MERGER AGREEMENT"), shall be terminated in accordance with its terms or the Merger (as defined in the Merger Agreement) becomes effective. Upon the execution hereof, all prior proxies given by the undersigned with respect to the Shares and any and all other shares or securities issued or issuable in respect thereof on or after the date hereof are hereby revoked and no subsequent proxies will be given.

         This proxy is irrevocable (to the fullest extent permitted by law and subject to the termination of the Proxy as set forth in Section 7 of the Voting Agreement), is granted pursuant to the Voting Agreement, is granted in consideration of Healtheon entering into the Merger Agreement and is coupled with an interest. The attorneys and proxies named above will be empowered at any time prior to the earlier of termination of the Merger Agreement and the date on which the Merger becomes effective to exercise all voting rights (including, without limitation, the power to execute and deliver written consents with respect to the Shares and the New Shares) of the undersigned at every annual, special or adjourned meeting of the Company's shareholders, and in every written consent in lieu of such a meeting, or otherwise, to vote the Shares and the New
Shares:

                  (i) in favor of the adoption of the amendment to the Designations of the Preferences, Limitations and Relative Rights of the Series A Preferred Stock of the Company and the amendment to the Designations of the Preferences, Limitations and Relative Rights of the Series B Preferred Stock of the Company, each as set forth on Exhibit A hereto;

                  (ii) in favor of approval of the Merger and the adoption and approval of the Merger Agreement, including all actions contemplated thereby;

                  (iii) in favor of the conversion of all shares of preferred stock of the Company into shares of Common Stock immediately prior to, and contingent upon, the Closing of the Merger;

                  (iv) in favor of approval of any payments, purchases, sales or accelerations of capital stock of the executive officers of the Company that may be deemed to constitute "parachute payments" pursuant to Section 280G of the Internal Revenue Code of 1986, as amended.

                  (v) against approval of any proposal made in opposition to, or in competition with, consummation of the Merger and the Merger Agreement; and


                                    3.1-10

                  (vi) against any of the following actions (other than those actions that relate to the Merger and are contemplated by the Merger Agreement):
(A) any merger, consolidation, business combination, sale of assets, reorganization or recapitalization of the Company with any party; (B) any dissolution, liquidation or winding up of the Company; (C) any joint venture or material strategic relationship with any party; (D) any material change in the capitalization of the Company or the Company's capital structure, except as contemplated by the Merger Agreement and by Section 1.2(ii) and Section 3 of the Voting Agreement; or (E) any other action that is intended, or could reasonably be expected to impede, interfere with, delay, postpone, discourage or adversely affect the Merger or any of the transactions contemplated by the Merger Agreement.

         The attorneys and proxies named above may only exercise this proxy to vote the Shares and any New Shares subject hereto at any time prior to the earlier of termination of the Merger Agreement and the date on which the Merger becomes effective, at every annual, special or adjourned meeting of the shareholders of the Company and in every written consent in lieu of such meeting. The undersigned Shareholder may vote the Shares and New Shares on all other matters.

         Any obligation of the undersigned hereunder shall be binding upon the successors and assigns of the undersigned.

         This proxy is irrevocable and coupled with an interest.

Dated:   ____________, 1999


                                  HBO & COMPANY


                                  By:
                                     ----------------------------------
                                  Its:


                                    3.1-11

                                    EXHIBIT A
                                       TO
                                IRREVOCABLE PROXY


                                  AMENDMENT TO
                          CERTIFICATES OF DESIGNATIONS

AMENDMENT TO CERTIFICATE OF DESIGNATIONS OF SERIES A PREFERRED STOCK

         "RESOLVED, that the term "Common Stock" used in Subsection (d)(3)(A) in the Designations of Preferences, Limitations and Relative Rights of the Series A Preferred Stock of WebMD, Inc. contained in Article II.B of the Amended and Restated Articles of Incorporation is hereby amended to mean, for purposes of Subsection (d)(3)(A) only, the Common Stock Series D, no par value per share, of the Corporation."


AMENDMENT TO CERTIFICATE OF DESIGNATIONS OF SERIES B PREFERRED STOCK

         "RESOLVED, that the term "Common Stock" used in Subsection (d)(3)(A) in the Designations of Preferences, Limitations and Relative Rights of the Series B Preferred Stock of WebMD, Inc. contained in Article II.B of the Amended and Restated Articles of Incorporation is hereby amended to mean, for purposes of Subsection (d)(3)(A) only, the Common Stock Series D, no par value per share, of the Corporation."




                                    3.1-12

                                 EXHIBIT 4.1(A)


                            CAPITALIZATION OF WEBMD

         As of August 30, 1999, the authorized and issued capital stock of WebMD consisted of (a) 75,000,000 shares designated common stock (without designation as to series), of which 2,455,334 shares were issued and outstanding and none of which were issued and held as treasury shares, (b) 3,000,000 shares designated common stock Series B, of which 1,400,000 were issued and outstanding and none of which were issued and held as treasury shares, (c) 1,500,000 shares designated common stock Series C, of which 1,500,000 were issued and outstanding and none of which were issued and held as treasury shares, (d) 15,000,000 shares designated common stock Series D, of which 5,939,883 were issued and outstanding and none of which were issued and held as treasury shares, (e) 2,500,000 shares designated common stock Series E, of which 2,100,000 were issued and outstanding and none of which were issued and held as treasury shares; and (f) 10,000,000 shares designated as preferred stock, of which (i) 1,600,000 shares were designated Series A preferred stock, of which 1,341,000 are issued and outstanding and none of which were issued and held as treasury shares, (ii) 3,400,000 shares were designated Series B preferred stock, of which 3,047,204 were issued and outstanding and none of which were issued and held as treasury shares, (iii) 2,000,000 shares were designated Series C preferred stock, of which 1,008,750 were issued and outstanding and none of which were issued and held as treasury shares, (iv) 200,000 shares were designated Series D preferred stock, of which 200,000 were issued and outstanding and none of which were issued and held as treasury shares, (v) 792,000 shares were designated Series E preferred stock, of which 456,896 were issued and outstanding and none of which were issued and held as treasury shares, and (vi) 1,180,000 shares were designated Series F preferred stock, of which 814,339 were issued and outstanding and none of which were issued and held as treasury shares. WebMD has no other capital stock authorized, issued or outstanding. All of such shares are duly and validly issued and outstanding, and are fully paid and non-assessable. As of August 30, 1999, there are outstanding options and warrants to purchase capital stock of WebMD, which in the aggregate on a fully vested, exercised and converted basis represent rights to acquire 23,211,888 shares of common stock of WebMD, exclusive of the right and obligation of Microsoft Corporation to purchase 276,906 shares of Series E preferred stock prior to and conditioned upon on the Healtheon-WebMD Closing. Since August 30, 1999, WebMD has not issued any capital stock except in connection with the exercise of options and warrants.


                                      4.1